As filed with the Securities and Exchange Commission
                   on July 30, 1999

                                          File No. 33-43089
                                          File No. 811-6431

             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                      F O R M  N-1A
    Registration Statement Under the Securities Act of 1933
             Post-Effective Amendment No. 19
                           and
    Registration Statement Under the Investment Company
                       Act of 1940
                    Amendment No. 21

                    ____________________

                  SMITH BREEDEN SERIES FUND
       (Exact Name of Registrant as Specified in Charter)

                 100 Europa Drive, Suite 200
               Chapel Hill, North Carolina 27514
            (Address of Principal Executive Office)

                       (919) 967-7221
      (Registrant's Telephone Number, Including Area Code)

                      MICHAEL J. GIARLA
                 100 Europa Drive, Suite 200
               Chapel Hill, North Carolina 27514
            (Name and Address of Agent for Service)

                       _______________
             Please Send Copy of Communications to:

                   MARIANTHE S. MEWKILL
               Smith Breeden Associates, Inc.
                100 Europa Drive, Suite 200
                   Chapel Hill, NC 27514
                       (919)-967-7221


   This filing shall become effective on July 31, 1999 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

   The Registrant has previously registered an indefinite number of shares of beneficial interest pursuant to Rule
24f-2 under the Investment Company Act of 1940, as amended.
The Rule 24f-2 notice for the Registrant's most recent fiscal year was filed on June 22, 1999.



                  SMITH BREEDEN SERIES FUND
       SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
                      (THE "SHORT FUND")
           SMITH BREEDEN INTERMEDIATE DURATION U.S.
                       GOVERNMENT FUND
                   (THE "INTERMEDIATE FUND")
                     CROSS REFERENCE SHEET
                          FORM N-1A

         Part A:  Information Required in Prospectus

N-1A
Item No.  Item                 Location in the
                                Registration Statement
                                by Prospectus Heading


1.  Front and Back	 	Front and Back Cover
     Cover Pages        	 Pages

2.  Risk/Return Summary:	Smith Breeden Bond Funds:
     Investments, Risk		 Investment Objectives,
     and Performance           	 Principal Investments
				 Strategies, Principal
				 Investment Risks, Annual
				 Performance

3.  Risk/Return Summary:	Smith Breeden Bond Funds:
     Fee Table         		 Your Expenses

4.  Investment Objectives,	Summary of Principal Risks
     Principal Investment	 and Investment Strategies
     Strategies, and
     Related Risks

5.  Management's Discussion	Contained in the Funds'
     of Fund's Performance       Annual Report to
                                 Shareholders

6.  Management, Organization,	Management of the Funds
     and Capital Structure

7.  Shareholder Information	Pricing of Fund Shares,
				 How to Purchase Shares,
				 How to Exchange Shares,
				 How to Redeem Shares,
				 Dividends and
				 Distributions,
				 Shareholder Reports and
				 Information, Taxes

8.   Distribution Arrangements	How to Purchase Shares,
				 Service and Distribution
				 Plans

9.   Financial Highlights	Financial Highlights
      Information

SMITH BREEDEN MUTUAL FUNDS




Smith Breeden Short Duration U.S. Government Fund

Smith Breeden Intermediate Duration U.S. Government Fund

Smith Breeden U.S. Equity Market Plus Fund

Smith Breeden Asian/Pacific Equity Market Fund

Smith Breeden European Equity Market Fund


PROSPECTUS


JULY 31, 1999












Advised by Smith Breeden Associates, Inc.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
1


SUMMARY INFORMATION

   This Prospectus describes five no load mutual funds offering you a choice of investments to help fulfill your asset allocation needs:

Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund
Smith Breeden U.S. Equity Market Plus Fund
Smith Breeden Asian/Pacific Equity Market Fund
Smith Breeden European Equity Market Fund

Each Fund is a series of the Smith Breeden Series Fund or the Smith Breeden Trust, each an open-end management investment company. The investment adviser for the Funds is Smith Breeden Associates,
Inc. (the "Adviser").

TABLE OF CONTENTS

SMITH BREEDEN BOND FUNDS
SMITH BREEDEN EQUITY FUNDS
SUMMARY OF PRINCIPAL RISKS AND INVESTMENT STRATEGIES
CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST MANAGEMENT OF FUNDS
PRICING OF FUND SHARES
HOW TO PURCHASE SHARES
HOW TO EXCHANGE SHARES
HOW TO REDEEM SHARES
DIVIDENDS AND DISTRIBUTIONS
SHAREHOLDER REPORTS AND INFORMATION
RETIREMENT PLANS
SERVICE AND DISTRIBUTION PLANS
TAXES
CAPITAL STRUCTURE
TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND INDEPENDENT AUDITORS FINANCIAL HIGHLIGHTS


SMITH BREEDEN BOND FUNDS

Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund

Investment Objectives

The Short Duration U.S. Government Fund (the "Short Fund") seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Intermediate Duration U.S. Government Fund (the "Intermediate Fund") seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

Principal Investment Strategies
2
The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis.

   The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon
Brothers Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

   Under normal circumstances, each Fund will invest at least 70% of its total assets in U.S.
Government Securities, primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities.

   The Short and Intermediate Funds will not purchase a put or call option on U.S. Government
Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government Securities dealers recognized by the Federal Reserve
Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.

3
The investment objectives of the Short and Intermediate Funds are fundamental, meaning they may not be changed without a vote of the shareholders of the relevant Fund. In addition, as a matter of fundamental policy the Funds will limit purchases to securities from the following classes of assets:

Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities.
Mortgage-Backed Securities rated AAA by Standard & Poor's Corporation ("S&P") or Aaa by
Moody's Investors Service, Inc. ("Moody's") or unrated but deemed of equivalent quality by the
Adviser.
Securities fully collateralized by assets in either of the above classes. Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution.
   Hedge instruments and stripped Mortgage-Backed Securities, which may only be used for risk management purposes.

Principal Investment Risks

   An investor could lose money by investing in these Funds. Other primary risks of investing in the
Funds are:

Basis Risk
Credit Risk
Derivatives Risk
Interest Rate and Maturity Risk
Leveraging Risk
Liquidity Risk
Management Risk
Market Risk
Prepayment Risk
Year 2000 Risk

Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.



Annual Performance

   The bar charts below show how the Funds' performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar charts compares each Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The charts and table are intended to illustrate some of the risks of investing in the Funds by showing how the Funds'
performance can vary from year to year. Past performance does not guarantee future results.
4
CALENDAR-YEAR TOTAL RETURNS
SHORT FUND
Best quarter:  First quarter 1995, + 2.40%
Worst quarter: First quarter 1994, + 0.06%


   More recent information:
(January 1, 1999 - June 30, 1999)1.68%

Short Fund
4.30%        4.14%        6.13%        6.28%       6.32%        4.77%
1993         1994         1995         1996        1997         199

INTERMEDIATE FUND
Best quarter: First Quarter 1995, +5.45%
Worst quarter: First Quarter 1994, -2.25%
   More recent information:
January 1,1999-June 30, 1999 .01%

11.09%       (1.67)%        16.40%       5.05%        9.00%        6.56%
1993          1994           1995        1996         1997         1998

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

   Short Fund

                                   1 Year      5 Years       Fund Inception

 31, 1998)



   Short Fund

                                   1 Year      5 Years       Fund Inception

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)



   Short Fund

     AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)



   Short Fund

                                   1 Year      5 Years       Fund Inception

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)



   Short Fund

                                   1 Year      5 Years       Fund Inception
                                                            (March 31, 1992)
Short Fund                          4.77%       5.52%            5.46%
Merrill Lynch 6 Month US T-Bill     5.58%       5.37%            4.97%






   Intermediate Fund
                                                    1 Year       5 Years       Fund Inception
                                                                               (March 31, 1992)
Intermediate Fund                                   6.56%        6.91%         8.26%
Salomon Smith Barney Mortgage Index ("SBMI") <F1>   6.99%        7.23%         7.58%

<F1>
    The fund changed its investment objective 1/1/94.  Prior to 1/1/1994, the Fund's objective was to provide a return in excess of the five year U.S. Treasury Note.


Your Expenses

   The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds and do not reflect any expense reimbursements by the Adviser.
5

                                                                 Short Fund       Intermediate Fund
Shareholder Fees <F1> (fees paid directly from your investment)
Annual Maintenance Fee for accounts less than $2,000             $16              $16
Account Closing Fee                                              $ 8              $ 8

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
  Management Fees <F2> <F3>                                      0.70%            0.70%
  Other Expenses  <F3>                                           0.30%            0.36%
  12b-1 Fee       <F2>                                           None             None
  Total Fund Operating Expenses <F3>                             1.00%            1.06%


<F1>
For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16.  In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

<F2>
Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each Fund's net assets out of its management fee.

<F3>
Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Funds' expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.78% for the Short Fund and 0.88%
for the Intermediate Fund.

Examples

The examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse the Fund any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years    10 Years

Short Fund              $105      $328       $568       $1,258
Intermediate Fund       $111      $347       $601       $1,329


SMITH BREEDEN EQUITY FUNDS

Smith Breeden U.S. Equity Market Plus Fund
Smith Breeden Asian/Pacific Equity Market Fund
Smith Breeden European Equity Market Fund

Investment Objectives
6
The U.S. Equity Market Plus Fund seeks to provide a total return exceeding the Standard & Poor's 500 Composite
Stock Index (the "S&P 500 Index") without additional equity market risk.

The Asian/Pacific Equity Market Fund seeks capital appreciation through investments in financial instruments related to the major equity markets of Asia and the Pacific region.

The European Equity Market Fund seeks capital appreciation through investments in securities related to the major equity markets of Europe.

Principal Investment Strategies


   The U.S. Equity Market Plus Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. Instead, the Fund invests primarily in an actively managed short duration fixed income portfolio and maintains positions in S&P 500 futures, options and similar instruments. The equity index futures and options positions are designed to produce an exposure to the S&P 500 Index similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index. The Fund's investment strategy is designed to produce a total return with a low tracking error relative to the S&P 500 Index.

   Similarly, neither the Asian/Pacific Equity Market nor the European Equity Market Fund invest principally in the common stocks of the regions or indices whose returns they are targeting. Instead, each Fund invests primarily in an actively managed short duration fixed income portfolio and uses futures, options and swaps to maintain its equity exposure in its respective market. The Asian/Pacific Equity Market and European Equity Market Funds may also employ futures and forwards on the currency markets of their respective regions to maintain the relevant market exposure. For the Asian/Pacific Equity Market Fund, the futures, options and swap positions are designed to produce an exposure similar to that which would be achieved if all of the Fund's assets were invested directly in the equity markets of the Asia/Pacific region. For the European Equity Market Fund, the futures, options and swap positions are designed to produce an exposure similar to that which would be achieved if all of the Fund's assets were invested directly in the equity markets of Europe. Each Fund's investment strategy is designed to produce a total return similar to that of the relevant regional market it targets (i.e., the Asia/Pacific region in the case of the Asian/Pacific Equity Market Fund and Europe in the case of the European Equity Market Fund).





   When futures contracts and/or swaps are, in the judgment of the Adviser, relatively overpriced, a Fund may invest directly in the common stocks represented by the index or in the region being tracked. In these circumstances, the Fund will not own all issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match the movements in the index or market being tracked.
7
   Each Fund's fixed income securities will consist primarily of U.S. Government Securities, including U.S. Agency mortgage-backed securities, but may also include corporate debt securities, and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund will employ hedging techniques, with instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income portfolio. The Fund will manage its fixed income portfolio effective duration to a target of one year or less. The Fund may also engage in loans of portfolio securities and dollar rolls to enhance income and total return.

   Each Fund has also applied for an exemptive order with the Securities and Exchange Commission which would permit the Fund to invest in the Short Fund for purposes of pursuing its short duration fixed income strategy. There is no assurance that such an order will be granted.

   The U.S. Equity Market Plus Fund's equity market positions are designed to produce a return similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index. The Asian/Pacific Equity Market Fund's equity market positions are designed to produce a return similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising an index or indexes representative of the equity markets of the Asia/Pacific region, as determined by the Adviser, in proportion to their respective weightings in such index or indexes. The European Equity
Market Fund's equity market positions are designed to produce a return similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising an index or indexes representative of the equity markets of Europe, as determined by the Adviser, in proportion to their respective weightings in such index or indexes.

   In each case, this exposure will be maintained primarily with futures, options, and swaps. When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. No margin is generally required when entering into a swap or option contract.
Each Fund therefore commits only a small percentage of its net assets to purchasing the instruments that it uses to obtain its equity market exposure. With the remainder of its assets, the Funds invest in an actively managed short duration fixed income portfolio.

   Each Fund's success in achieving its performance objective depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds a short term interest rate plus the Fund's total operating expenses. The operating expenses of each Fund include the transaction and financing
8
costs of entering into the futures, options and swap contracts used for interest rate risk management and for S&P 500 or other index replication. Other factors which will impact the success of the Fund's strategies relate to how well the returns of the equity index futures, swaps and options track the underlying market or index.


Principal Investment Risks

    An investor could lose money by investing in these Funds. These Funds should be invested in by individuals seeking the return of a stock market, specifically that of the S&P 500 Index, Asia/Pacific region or Europe, as the case may be.
Although the Funds invest in bonds, they are not "bond" funds and should not be invested in by someone seeking a fixed income return. The movements in the S&P 500 Index and the Asian/Pacific and European equity markets can be very volatile from day-to-day and a person who invests in these Funds should be aware that significant losses can be sustained in one day, as well as over time.

   Each Fund's use of derivative instruments such as futures, swaps and options to track the market index raises additional risks. A Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the market index because the notional value of the financial instruments utilized may not match exactly the Fund's net assets. For example, the total net notional amount of the Fund's equity swap contracts, S&P 500 or other index futures contracts, plus the market value of any common stocks owned may be more or less than the Fund's total net assets. (Under normal market conditions, the Fund expects that such variations in its exposure to the index will be up to 5% more or less than the Fund's net assets.)

    Because the Asian/Pacific Equity Market and European Equity
Market Funds will be investing in foreign markets
and securities, these Funds may experience more rapid and extreme changes in value than a Fund investing solely in U.S.
companies and markets.  This is because the securities markets of many foreign countries are relatively small, with a
limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. These investments are also influenced by currency risk, the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of a Fund's foreign securities.
Although the Asian/Pacific Equity Market and European Equity Market Funds will enter into currency futures and forwards to maintain the same currency exposure as the markets in which they invest, there is no guarantee that the use of
such techniques will be successful. Other risks and considerations relate to the higher transaction costs of trading in foreign securities; lower liquidity which may result in greater price volatility; the possibility of expropriation or
9
confiscatory taxation; adverse change in investment or exchange control regulation; difficulty in obtaining a judgement from a foreign court; political instability; and potential restrictions on the flow of international capital.

   Other primary risks of investing in the Funds are:
Basis Risk
Credit Risk
Derivatives Risk
Interest Rate and Maturity Risk
Leveraging Risk
Liquidity Risk
Management Risk
Market Risk
Prepayment Risk
Year 2000 Risk

Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.

Annual Performance

The bar chart below shows how the U.S. Equity Market Plus Fund's performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar chart compares the Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing how the Fund's performance can vary from year to year.
There are no charts and tables for the Asian/Pacific Equity Market and European Equity Market Fund because the Funds have no performance history. However, since these Funds' performance can be expected to vary from year to year there are risks of investing in these Fund as well. Past performance does not guarantee future results.

CALENDAR-YEAR TOTAL RETURNS
U.S. EQUITY MARKET PLUS FUND

[Plot points for bar chart]

U.S. Equity Market Plus Fund     13.22%     1.84%     36.76%     24.36%     32.29%    26.43%
                                 1993       1994      1995       1996       1997      1998

Best quarter:  Fourth quarter 1998,  21.07%
Worst quarter: Third quarter 1998,  (10.82)%
   More recent return information: (January 1, 1999-June 30, 1999) 12.09%




   AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)
10

                                     1 Year    5 Years    Fund Inception
                                                          (June 30, 1992)
U.S. Equity Market Plus Fund         26.43%    23.71%     21.89%
S&P 500 Index *                      28.58%    24.03%     21.24%

* The S&P 500 Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The index does not incur expenses and cannot be purchased directly by investors.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds.

                                                                U.S. Equity         Asian/Pacific        European
                                                                Market Plus         Equity Market        Equity Market
Shareholder Fees <F1>(fees paid directly from your investment)
Annual Maintenance Fee for accounts less than $2,000            $16                 $16                  $16
Account Closing Fee                                             $ 8                 $ 8                  $ 8


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)                   0.70%               0.70%                0.70%
Management Fees <F2><F3>
Other Expenses  <F3><F4>                                        0.34%               5.30%                5.30%
12b-1 Fee       <F2>                                            None                None                 None
Total Fund Operating Expenses <F3><F4>                          1.04%               6.00%                6.00%

<F1>
For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16.  In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

<F2>
Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each Fund's net assets out of its management fee.

<F3>
Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the
Funds' expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.88% for the U.S. Equity Market Plus Fund and would be expected to be 0.98% for each of the European Equity Index and
Asian/Pacific Equity Index Funds had they been operational.

<F4>
Other expenses and Total Fund Operating expenses for the Asian/Pacific Equity Market and European Equity Market Funds
are based on estimated amounts for the first fiscal year of the Funds.


Examples
11
The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year   3 Years   5 Years   10 Years

U.S. Equity Market Plus             $109     $  341    $  590    $1,305
Asian/Pacific Equity Market         $630     $1,866    $3,069    $5,944
European Equity Market              $630     $1,866    $3,069    $5,944


SUMMARY OF PRINCIPAL RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The "principal risks" identified in the fund descriptions part of this Prospectus represent the factors that are most likely to have a material effect on each Fund's portfolio as a whole. Each Fund may be subject to additional principal risks and other risks in addition to the risks described here.
The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on "Characteristics and Risks of the Securities in Which the Funds May Invest" and the Statements of Additional Information include more important information about the Funds, their investment strategies and the related risks.

   Basis Risk. Basis risk is the risk that changes in the
value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.
Basis risk may occur in many ways.  For example, a hedge
transaction may rise in value by $100 in response to higher
interest rates.  At the same time, the security being hedged could decline in value by $102 in response to the same market factor--higher interest rates-- and other factors unique to those assets including credit risks that might be reflected in the assets' value.  The hedge would therefore not fully cover the loss in value of  the security caused by higher rates since a $2 differential would exist between the gain in value on
the hedge and the assets' loss in value. The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs.
In that context, both the hedge transaction and the hedged
assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.
12
Credit Risk. An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

   While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default.
These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize credit risk by investing in securities of the highest credit quality, while the U.S. Equity Market Plus, European
Equity Market and Asian/Pacific Equity Market Funds will seek to minimize credit risk by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A. Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency.

   Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, currency exchange rates, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into currency exchange contracts or swap agreements. Any or all of these techniques may be used at one time, except that only the Asian/Pacific Equity Market and European Equity Market Funds may enter into currency exchange futures, forward or swap contracts. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. The use of derivatives involves costs and may result in losses. For example, the losses from investing in futures transactions are potentially unlimited.

   The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counterparty, market risk, liquidity risk, and basis risk, derivatives involve the risk of mispricing or improper valuation. In addition, the Funds' use of derivatives may also have the effect of accelerating a Fund's recognition of gain.
13
At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.

   Interest Rate and Maturity Risk. The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The Equity Market Plus, Asian/Pacific Equity Market and European Equity Market
Funds seek a duration of one year or less. However, each Fund expects that, under normal circumstances, the dollar-
weighted average life (or period until the next reset date) of its portfolio securities will be significantly longer than its duration objective.
14
Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. Each Fund may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

   Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk.

A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio.
Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Market Risk. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or
currency rates or adverse investor sentiment generally.
15
   Prepayment risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities declines. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

Year 2000 Risk. Like other mutual funds (and most organizations around the world), the Funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the Funds, the Adviser and the Distributor or could impact the issuers of the securities in which the Funds invest.

While no one knows if these problems will have any impact on the Funds or on financial markets in general, the Adviser is taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

CHARACTERISTICS OF CERTAIN OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST

Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities. The
Statements of Additional Information also include information on these and other securities and financial instruments in which the Funds may invest.

U.S. Government Securities. The U.S. Government
Securities in which the Funds may invest include U.S.
Treasury Bills, Notes, Bonds, discount notes and other
debt securities issued by the U.S. Treasury, and
obligations issued or guaranteed by the U.S.
Government, its agencies and instrumentalities
including, but not limited to, the Government National
Mortgage Association ("GNMA"), Federal National
Mortgage Association ("FNMA") and Federal Home
16
Loan Mortgage Corporation ("FHLMC"). (Other U.S.
Government agencies or instrumentalities include
Federal Home Loan Banks, Bank for Cooperatives,
Farm Credit Banks, Tennessee Valley Authority,
Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.)
Mortgage-backed securities are explained more fully below.

Mortgage-Backed and Other Asset-Backed
Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.
These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC;
(ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.
Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short and Intermediate Funds may only invest in
mortgage-backed securities issued by private originators
of, or investors in, mortgage loans issued by private
entities that are rated AAA by S&P or Aaa by Moody's,
or, if unrated, determined by the Adviser to be of
comparable quality. The Short and Intermediate Funds
will not pay any additional fees for credit support and
will not invest in private mortgage pass-through
securities unless they are rated AAA by S&P or Aaa by
Moody's.  In addition, the Short and Intermediate Funds
will only purchase mortgage-backed securities which
constitute "Mortgage Related Securities" for purposes of
the Secondary Mortgage Market Enhancement Act of
1984.
17
   The Short and Intermediate Funds will not purchase privately-issued mortgage-backed securities or
Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or
CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

The U.S. Equity Market Plus, European Equity Market and Asian/Pacific Equity Market Funds' investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.

   Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected.
For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Summary of Principal Risks and Investment Strategies" and the Statements of Additional Information.

   Adjustable-Rate Securities. Adjustable-rate
securities have interest rates that are reset at periodic
intervals, usually by reference to some interest rate
index or market interest rate. Some adjustable-rate
securities are backed by pools of mortgage loans. The
Short and Intermediate Funds will only invest in
18
adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The fixed income portfolio of the U.S.
Equity Market Plus, Asian/Pacific Equity Market and
European Equity Market Funds may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Securities Lending, Repurchase Agreements and
Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified
Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future
delivery, which may increase overall investment
exposure and involves a risk of loss if the value of the
securities declines prior to the settlement date. At the
time a Fund enters into a transaction on a when-issued
or forward commitment basis, a segregated account
consisting of liquid securities equal to at least 100% of
the value of the when-issued or forward commitment
securities will be established and maintained with the
19
Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit.
Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll
Agreements and Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The
Statement of Additional Information for each Trust contains a more detailed explanation of these practices.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

   Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.

When a Fund makes a short sale, it must borrow the
security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.
20
Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets.
A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale
"against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant
Statement of Additional Information.

Portfolio Turnover

The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading
"Financial Highlights".

   The portfolio turnover rates reported in the
"Financial Highlights" for the each of the Funds for the
fiscal year ended March 31, 1999 were relatively high.
Because of their relatively frequent trading, the funds
will realize taxable capital gains frequently which must
be distributed yearly to shareholders. To the extent these
gains are short-term capital gains, such gains are
generally taxed at ordinary income tax rates.  If a
shareholder holds an investment in a fund in something
other than a tax-deferred account (e.g. a retirement
account), the payment of any taxes will impact a
shareholder's net return from holding an investment in a
Fund.  Portfolio turnover also generally involves some
expense to a Fund, including brokerage commissions or
dealer mark-ups and other transaction costs on the sale
of securities and reinvestment in other securities. High
portfolio turnover could adversely impact a Fund's
performance. However, the mortgage securities in which
the Funds may invest are generally traded on a "net"
21
basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the U.S. Equity Market Plus, Asian/Pacific Equity Market and European Equity
Market Funds, in relation to any purchase of common stocks or other equity securities.


MANAGEMENT OF THE FUNDS

Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina,
27514 (the "Investment Advisory Agreements").
Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.

Douglas T. Breeden*	Trustee and
Chairman

   Dr. Breeden, aged 49, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982.
Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale
University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed
Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance
Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as
Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond,
Indiana. The address for Dr. Breeden is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North
Carolina, 27514.

Michael J. Giarla*
Trustee and President
22
   Mr. Giarla, aged 41, is Chief Operating Officer,
President and Director of Smith Breeden Associates. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining
Smith Breeden Associates, Mr. Giarla was a Summer
Associate in Goldman Sachs & Company's Equity
Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business
Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard
University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a
Trustee of the Roxbury Latin School, West Roxbury,
Massachusetts. The address for Mr. Giarla is the same as that of the Funds at 100 Europa Drive, Chapel Hill,
North Carolina, 27514

Stephen M. Schaefer	Trustee

   Stephen M. Schaefer, aged 52, is the Tokai Bank
Professor of Finance at the London Business School.
Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago,
British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, The Journal of Fixed
Income, The Review of Derivative Research, and
Ricerche Economiche. He consults for a number of leading financial institutions, including the Adviser, and is a former Independent Board Member of the Securities and Futures Authority of Great Britain. The address for
Dr. Schaefer is the same as that of the Funds at 100
Europa Drive, Chapel Hill, North Carolina, 27514.

Myron S. Scholes	Trustee

   Myron S. Scholes, aged 58, is the Frank E. Buck
Professor of Finance Emeritus at the Graduate School of
Business at Stanford University (since 1983). He is a
consultant to the Robert M. Bass organization.  He is a
member of the Econometric Society. Professor Scholes
was formerly a limited partner and pricipal of Long
23
Term Capital Management (1993-1998).  He was also a
Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-
1993. Prior to coming to Stanford University in 1983,
Professor Scholes was the Edward Eagle Brown
Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate
Professor at the Sloan School of Management at M.I.T.
from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago.
He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association
(1990). The address for Dr. Scholes is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North
Carolina, 27514.

Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options
Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May
1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and
Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

William F. Sharpe	Trustee

   William F. Sharpe, aged 65, is the STANCO 25
Professor of Finance at Stanford University's Graduate
School of Business. He is best known as one of the
developers of the Capital Asset Pricing Model, including
the beta and alpha concepts used in risk analysis and
performance measurement. He developed the widely
used binomial method for the valuation of options and
other contingent claims. He also developed the computer
algorithm used in many asset allocation procedures, a
procedure for estimating the style of an investment
manager from its historic returns, and the Sharpe ratio
for measuring investment performance. Dr. Sharpe has
published articles in a number of professional journals.
He has also written six books, including Portfolio
Theory and Capital Markets, (McGraw-Hill, 1970),
Asset Allocation Tools, (Scientific Press, 1987),
Fundamentals of Investments (with Gordon J. Alexander
and Jeffery Bailey, Prentice-Hall, 1993) and Investments
(with Gordon J. Alexander and Jeffrey Bailey, Prentice-
24
Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management
Company and the Chairman of the Board of Financial
Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic
Sciences in 1990. The address for Dr. Sharpe is the same as that of the Funds at 100 Europa Drive, Chapel Hill,
North Carolina, 27514.

Daniel C. Dektar
Vice President, Smith Breeden Series Fund
Portfolio Manager, Short and Intermediate Funds

   Daniel C. Dektar is a Principal, Executive Vice
President, Director of Portfolio Management, and
Director of Smith Breeden Associates and has been employed by Smith Breeden since 1986. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In
December 1997, Timothy D. Rowe joined Mr. Dektar as
Co-portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities.
Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr.
Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San
Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co.,
Incorporated, New York before joining Smith Breeden
Associates. He holds a Master of Business
Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California
Regent's Scholar, was elected to Phi Beta Kappa and Phi
Eta Sigma, and won the White Award as the top student in finance.

Timothy D. Rowe
Vice President, Smith Breeden Series Fund
Portfolio Manager, Intermediate Fund
25
   Timothy D. Rowe is a Principal, Director, and Vice
President of Smith Breeden Associates and has been employed by Smith Breeden since 1988. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund, and has been involved in managing the Fund since
December of 1997. Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices.
Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia.
While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic
Review magazine. He holds a Master of Business
Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke
University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit Scholar.


John B. Sprow
Vice President, Smith Breeden Trust
Portfolio Manager, U.S. Equity Market Plus Fund

   John B. Sprow is a Principal, Director and
Executive Vice President of Smith Breeden Associates and has been employed by Smith Breeden since 1987.
Mr. Sprow has been primarily responsible for the day-to-day management of the U.S. Equity Market Plus Fund from the commencement of its operations in 1992. Mr.
Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior.
Mr. Sprow came to Smith Breeden Associates from the
Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a
Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter
Technology Scholarship three successive years.

William F. Quinn
Vice President, Smith Breeden Trust
Portfolio Manager, Asian/Pacific Equity Market and
European Equity Market Funds
26
William F. Quinn is an Executive Vice President and a
Director of Smith Breeden Associates. He is a Senior
Portfolio Manager, a member of Smith Breeden's
Portfolio Management Group (PMG), and the portfolio manager for several discretionary accounts. Mr. Quinn is also involved in the formulation and implementation of investment and risk management policies and procedures as well as clients' strategic plans and business plans. He has completed a number of special projects for both institutional clients and government regulators regarding complex mortgage securities. Mr.
Quinn is primarily responsible for the day-to-day operations of the Asian/Pacific Equity Market and European Equity Market Funds. Mr. Quinn joined
Smith Breeden after completing his Masters of Science in Management with Concentrations in Finance, MIS and System Dynamics from the Sloan School of Management, Massachusetts Institute of Technology.
He earned a Bachelor of Science in Management
Science from the Massachusetts Institute of Technology.

*Interested Person

Investment Adviser

   Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 54% of the Adviser's voting stock on a fully diluted basis is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For the fiscal year ended
March 31, 1999, the Adviser was paid an advisory fee, computed daily and payable monthly, based on a percentage of average net assets as follows: 0.70% of each of the Short, Intermediate, and, U.S. Equity Market
Plus Funds.

The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

Distribution

First Data Distributors, Inc. (the "Principal
Underwriter") acts as distributor for the Funds. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

Expenses

Subject to any expense waivers or reimbursements, the
27
Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption.
These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire, and a fee of $8 may be charged when an account is closed. See
"How to Redeem Shares."

   The per share net asset value of a Fund is
determined by dividing the total value of its assets, less
its liabilities, by the total number of its shares
outstanding at that time. The net asset value is
determined as of the close of regular trading (usually at
4:00 p.m. Eastern time) each day that the Adviser and
Transfer Agent are open for business and on which there
is a sufficient degree of trading in a Fund's securities
such that the net asset value of a Fund's shares might be
affected. Accordingly, Purchase Applications or
redemption requests received in proper form by the
Transfer Agent, or other agent designated by the Funds,
prior to the close of regular trading each day that the
Adviser and Transfer Agent are open for business, will
be confirmed at that day's net asset value. Purchase
Applications or redemption requests received in proper
form after the close of regular trading by the Transfer
Agent, or other agent designated by the Funds, will be
confirmed at the net asset value of the following
business day.
28
   Futures and options are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of an investment occur after the close of the securities and futures markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

   Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's
Day, Martin Luther King Day, President's Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. The Short and
Intermediate Bond Funds will also not be priced on Columbus Day and Veterans' Day.

Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.


HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds'
Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."

                                Initial Minimum         Additional Minimum
Type of Account                 Investment              Investment
Regular                         $ 1,000                   $ 50
Automatic Investment               None                   $ 50
Individual Retirement Account   $   250                   $ 50
Gift to Minors                  $   250                   $ 50


The Funds reserve the right to deduct an annual
maintenance fee of $16 from accounts with a value of
less than $2,000. The fee applies to each account in each
fund that is of a value of less than $2,000 and is funded
by redeeming shares.  It is expected that accounts will be
valued on the second Friday in September of each year.
The fee, which is payable to the transfer agent, is
designed to offset in part the relatively higher costs of
servicing smaller accounts.
29
Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.

    How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.

Your completed Purchase Application should be mailed directly to:

Smith Breeden Mutual Funds
211 South Gulph Road
P.O. Box 61767
King of Prussia, PA 19406

All applications must be accompanied by payment in the form of a check or money order made payable to "Smith
Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.
No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-
221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:

Boston Safe Deposit & Trust
A.B.A. Number 011001234
For credit to (identify which Fund to purchase)
Account Number 011363
FBO (name or registration and account number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual
Funds, 211 South Gulph Road, P.O. Box 61767, King of
Prussia, PA 19406. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.

30
Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by checking the appropriate boxes on the Purchase
Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.

If you have any questions, please call the Funds at 1-
800-221-3138.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

Automatic Investment Plan. You may make purchases
of shares of each Fund automatically on a regular basis
($50 minimum per transaction). You have two options
under the Plan to make investments. One is by automatic
payroll deduction. Under this method, you authorize
your employer to direct a portion of each paycheck to be
invested in the Fund of your choice. Your employer
must be using direct deposit to process its payroll in
order for you to elect this method. Under the other
method, your bank debits a pre-authorized amount from
your checking or savings account each month and
applies the amount to your investment in Fund shares. In
order to have your bank account debited automatically
for investment into the Funds, your financial institution
must be a member of the Automated Clearing House. No
service fee is currently charged by the Funds for
participation in either method under the Plan. A $20 fee
will be imposed by the Funds if sufficient funds are not
available in your bank account, or if your bank account
has been closed at the time of the automatic transaction.
You may adopt either method under the Plan at the time
an account is opened by completing the appropriate
section of the Purchase Application. Enclosed with the
application are the necessary forms to deliver to your
employer to set up the payroll deduction. You may
obtain an application to establish the Automatic
31
Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1,000 or less.

Purchasing Shares Through Other Institutions. The
Funds have authorized dealers besides the Principal
Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The
Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker- dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.


HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of
another Fund at any time. This exchange offer is
available only in states where shares of such other Fund
32
may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered
Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.

    Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 211
South Gulph Road, P.O. Box 61767, King of Prussia,
PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement.
In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

The Funds will accept exchange orders by telephone or other means of electronic transmission from broker-dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal
Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes.
Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Taxes" in the Funds' Statements of Additional
Information.

There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates.
The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

If you buy shares by check, you may not exchange those
shares for up to 15 calendar days to ensure your check
has cleared. If you intend to exchange shares soon after
their purchase, you should purchase the shares by wire
or contact the Funds at 1-800-221-3137 for further
information.
33
The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.


HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer
Agent or other agent designated by the Funds. See
"Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption, and a fee of $8 may be charged when an account is closed. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

How to Redeem by Mail to Receive Proceeds by
Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United
States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

A Fund will mail payment for redemption within seven
days after receiving proper instructions for redemption.
However, the Funds will delay payment for 15 calendar
days on redemptions of recent purchases made by check.
This allows the Funds to verify that the check used to
purchase Fund shares will not be returned due to
insufficient funds and is intended to protect the
remaining investors from loss.
34
How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.

The Funds reserve the right to charge an $8 fee when an account is closed.

The Funds reserve the right to refuse a telephone
redemption or exchange transaction if they believe it is
advisable to do so. Procedures for redeeming or
exchanging shares of the Funds by telephone may be
modified or terminated by the Funds at any time. In an
effort to prevent unauthorized or fraudulent redemption
or exchange requests by telephone, the Funds have
implemented procedures designed to reasonably assure
that telephone instructions are genuine. These
procedures include: requesting verification of certain
personal information; recording telephone transactions;
confirming transactions in writing; and restricting
transmittal of redemption proceeds only to pre-
authorized designations. Other procedures may be
implemented from time to time. If reasonable procedures
are not implemented, the Funds may be liable for any
loss due to unauthorized or fraudulent transactions. In
all other cases, you are liable for any loss for
unauthorized transactions.
35
    You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds,
211 South Gulph Road, P.O. Box 61767, King of
Prussia, PA 19406.

The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New
York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission
("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

   Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks may not be accepted for payment until 15 days after the account is opened, if the shareholder opened the account by check.
This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least $100.
There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

In using the check writing privilege, shareholders bear
the responsibility of ensuring that the check amount
does not exceed the value of their account on the day the
check is presented to the Transfer Agent for payment.
The day the check is presented for payment is the day
the redemption of Fund shares takes place. If
insufficient shares are in the account, the check will be
returned and no shares will be redeemed. The clearing
36
agent for the check writing facility is Boston Safe
Deposit and Trust Company. Shareholders utilizing check writing are subject to Boston Safe Deposit
Company's rules governing checking accounts.
However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option. Cancelled checks will not be returned to the shareholder. If you need to request a copy of a cancelled check, please contact Shareholder
Services for procedures and applicable fees.

If you would like to initiate check writing, please call
Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic
Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal
Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value.
Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals.
Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic
Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic
Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment.


DIVIDENDS AND DISTRIBUTIONS
37
   The Short and Intermediate Bond Funds intend to pay monthly distributions to their shareholders of net investment income. The U.S. Equity Market Plus,
Asia/Pacific Equity Market and European Equity Market
Funds intend to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

   The Intermediate Bond Fund will declare a daily dividend for shareholders of record. The Intermediate
Fund's dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.

Dividends and capital gains distributions may be
declared more or less frequently at the direction of the
Trustees. In order to be entitled to a dividend or a
distribution, an investor must acquire a Fund's shares on
or before the record date. Caution should be exercised,
however, before purchasing shares immediately prior to
a distribution record date. Since the value of a Fund's
shares is based directly on the amount of its net assets,
rather than on the principle of supply and demand, any
distribution of income or capital gain will result in a
decrease in the value of its shares equal to the amount of
the distribution. While a dividend or capital gain
distribution received shortly after purchasing shares
represents, in effect, a return of the shareholder's
investment, it may be taxable as dividend income or
capital gain. You may separately elect to reinvest
income dividends and capital gains distributions in
shares of a Fund or receive cash as designated on the
Purchase Application. You may change your election at
any time by sending written notification to your Fund.
The election is effective for distributions with a
38
dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid.
Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:

   Confirmation and Account Statements. Quarterly statements will be sent to each shareholder. Additional statements will only be sent if there is a direct purchase or sale or if there is a cash dividend payment.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

Reports to Depository Institutions. Shareholders of the Short or Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.

    If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual
Funds, 211 South Gulph Road, P.O. Box 61767, King of
Prussia, PA 19406 or call 1-800-221-3137.

39
RETIREMENT PLANS

    The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. If your IRA account value is less than $10,000, the $12 fee will automatically be deducted from your account. To avoid having this fee taken from your account, you may send a check for $12, postmarked no later than August 31st. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement
Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.


SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a Distribution and Services Plan
(the "Plans"). The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.

Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities
Dealers, Inc.

40
TAXES

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.

All Fund distributions from net investment income
(whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain (generally taxed at a 20% rate in the hands of non-corporate shareholders), regardless of how long they have held their Fund shares. Each fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

The use of certain synthetic instruments (including certain futures contracts and options) by the U.S. Equity
Market Plus, Asian/Pacific Equity Market, and
European Equity Market Funds as a means of achieving equity exposure in the Fund's market will require the Fund to mark such instruments to market, a practice which will accelerate the Fund's recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

   It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, only an insignificant amount of Funds' distributions are expected to so qualify.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase
Application, or in certain other situations.

The foregoing is only a summary of some of the
important federal tax considerations generally affecting
41
each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other foreign, federal, state or local tax considerations applicable to you as an investor.
You therefore are urged to consult your tax adviser regarding any tax-related issues.


CAPITAL STRUCTURE

The Smith Breeden Trust and the Smith Breeden Series
Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the separate funds of each of the Series Fund or Trust, as the case may be, will vote together in electing the relevant trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders. However, shareholders of the Series Fund have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Series Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business
trust may, under certain circumstances, be held
42
personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.


TRANSFER AND DIVIDEND DISBURSING
AGENT, CUSTODIAN AND INDEPENDENT
ACCOUNTANTS

    First Data Investor Services Group, Inc. (the
"Transfer Agent"), 211 South Gulph Road, P.O. Box
61767, King of Prussia, PA 19406, a wholly owned subsidiary of First Data Corporation, which has its principal place of business at 4400 Computer Drive, Westborough, MA, 01581, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte &
Touche LLP has been selected to serve as independent auditors of the Company.


FUND PERFORMANCE

Each Fund may quote the Fund's average annual total
and/or aggregate total return for various time periods in
advertisements or communications to shareholders. An
average annual total return refers to the rate of return
which, if applied to an initial investment at the
beginning of a stated period and compounded over that
period, would result in the redeemable value of the
investment at the end of the period assuming
reinvestment of all dividends and distributions and
reflecting the effect of all recurring fees. An investor's
principal in each Fund and the Fund's return are not
guaranteed and will fluctuate according to market
conditions. When considering "average" total return
figures for periods longer than one year, you should note
that a Fund's annual total return for any one year in the
period might have been greater or less than the average
for the entire period. Each Fund also may use
"aggregate" total return figures for various periods,
representing the cumulative change in value of an
investment in the Fund for a specific period (again
reflecting changes in the Fund's share price and
assuming reinvestment of dividends and distributions).
43
   The Short and Intermediate Bond Funds may also advertise current yield and distribution rate information.
Current yield reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result.
The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.

A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper
Analytical Services, Inc., Morningstar, Inc., Value Line
Mutual Fund Survey and CDA Investment
Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street
Journal, The New York Times, Investor's Business Daily,
USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.

   The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's
Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return may be compared to the total return of the Salomon
Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others.

   The U.S. Equity Market Plus Fund's total return
may also be compared to the return of the Standard &
Poor's 500 Composite Stock Price Index. For purposes
of showing the returns of large company stocks versus
small company stocks, or to compare returns versus
inflation, the U.S. Equity Market Plus Fund's total return
may also be compared to the total return of the Nasdaq
Composite OTC Index, Nasdaq Industrials Index,
Russell 2000 Index, or the Consumer Price Index.
Further information on performance measurement may
be found in the relevant Statement of Additional
44
Information. The Asian/Pacific Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Pacific
(Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan,
Malaysia, New Zealand, and Singapore.  The European
Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International
(MSCI) - Europe Index, which is comprised of common stocks of companies located in 15 European countries
(Austria, Belgium, Denmark, Finland,, France,
Germany, Ireland, Italy, the Netherlands, Norway,
Portugal, Spain, Sweden, Switzerland, and the United
Kingdom).

Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, since the period of the Fund's operations.Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, are included in the annual report to shareholders, which is available upon request.
45

                              SHORT DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The  following selected per share data and ratios cover the fiscal  periods from  April  1, 1994 through March 31, 1999, and are part of the Short  Fund's financial  statements  which  have been audited  by  Deloitte  &  Touche  LLP, independent auditors.  This data should be read in conjunction with the  Short
Fund's  most  recent annual audited financial statements  and  the  report  of
Deloitte  &  Touche LLP thereon, which appear in the Statement  of  Additional
Information for the Smith Breeden Series Fund.
                       Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                           March 31,     March 31,      March 31,      March 31,      March 31,
                             1999           1998          1997           1996           1995
Net Asset Value,            $9.92          $9.83          $9.74          $9.90          $9.90
Beginning of Period....
Income From Investment
Operations
Net investment income..      0.442          0.484          0.476          0.621          0.628
Net realized and
unrealized gain (loss)       0.020          0.114          0.146         (0.148)          --
on investments.........
Total from investment        0.462          0.598          0.622          0.473          0.628
operations.............
Less Distributions
Dividends from net          (0.447)        (0.508)        (0.476)        (0.621)        (0.628)
investment income......
Dividends in excess of
net investment income..       --             --           (0.056)        (0.012)          --
Total Distributions....     (0.447)        (0.508)        (0.532)        (0.633)        (0.628)
Net Asset Value, End of     $9.94          $9.92          $9.83          $9.74          $9.90
Period.................
Total Return...........      4.83%          6.24%          6.57%          4.95%          6.58%

Ratios/Supplemental Data

Net assets, end of       $60,807,449    $78,427,855   $118,988,609   $221,825,136   $218,431,665
period.................
Ratio of expenses to
average net assets
  Before expense             1.00%         1.00%          0.93%           0.93%          0.92%
limitation.............
  After expense              0.78%         0.78%          0.78%           0.78%          0.78%
limitation.............
Ratio of net income to
average net assets
  Before expense             4.56%         5.06%          4.90%           6.13%          6.18%
limitation.............
  After expense              4.78%         5.28%          5.04%           6.29%          6.33%
limitation.............
Portfolio turnover         298%          626%           556%            225%            47%
rate...................

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.
46

                           INTERMEDIATE DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
The  following selected per share data and ratios cover the fiscal  periods from  April  1, 1994 through March 31, 1999, and are part of the  Intermediate
Fund's financial statements which have been audited by Deloitte & Touche  LLP,
independent  auditors.   This  data should be read  in  conjunction  with  the
Intermediate  Fund's most recent annual audited financial statements  and  the report  of  Deloitte & Touche LLP thereon, which appear in  the  Statement  of
Additional Information for the Smith Breeden Series Fund.
                  Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                   March 31,      March 31,     March 31,     March 31,      March 31,
                    1999           1998          1997           1996           1995
Net Asset Value,    $10.00         $9.73          $10.01          $9.83          $10.01
Beginning of Period
Income From Investment
Operations
Net investment income..    0.525         0.590           0.599          0.660           0.664
Net realized and
unrealized gain (loss)     0.030         0.419          (0.024)         0.277          (0.049)
on investments.........
Total from investment      0.555         1.009           0.575          0.937           0.615
operations..........
Less Distributions
Dividends from net        (0.515)       (0.561)         (0.604)        (0.656)         (0.664)
investment income.....
Dividends in excess of
net investment income..    ----          ----            ----           ----           (0.108)
Distributions from net
realized gains on         (0.130)       (0.178)         (0.251)        (0.101)           --
investments............
Distributions in excess
of net realized gains       --            --              --             --            (0.022)
on investments.........
Total Distributions....   (0.645)       (0.739)         (0.855)        (0.757)         (0.794)
Net Asset Value, End of   $9.91        $10.00           $9.73         $10.01           $9.83
Period...............
Total                      5.73%        10.65%           5.92%          9.69%           6.10%
Return.................
Ratios/Supplemental
Data
Net assets, end of      $55,125,797   $38,641,879    $37,735,525    $36,446,940    $34,797,496
period.................
Ratio of expenses to
average net assets
  Before expense           1.06%         1.13%           1.16%          1.14%           2.33%
limitation.............
  After expense            0.88%         0.88%           0.88%          0.90%           0.90%
limitation.............
Ratio of net income to
average net assets
  Before expense           5.08%         5.36%           5.92%          6.26%           4.77%
limitation.............
  After expense            5.25%         5.61%           6.19%          6.49%           6.20%
limitation.............
47
Portfolio turnover rate  423%          583%            409%           193%            557%
rate...................

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.

                          U.S. EQUITY MARKET PLUS FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte &
Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.

                    Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                     March 31,     March 31,      March 31,      March 31,      March 31,
	                    1999           1998           1997           1996           1995
Net Asset Value,          $16.86         $12.56          $12.27         $10.84         $9.88
Beginning of Period....
Income From Investment
Operations
Net investment              0.686          0.591           0.592          0.615         0.568
income.................
Net realized and
unrealized gain (loss)     (1.765)         4.940           1.813          2.768         1.081
on
investments............
Total from investment       2.451          5.531           2.405          3.383         1.649
operations..........
Less Distributions
Dividends from net         (0.624)        (0.586)         (0.590)        (0.583)       (0.568)
investment income.....
Dividends in excess of
net investment               --              --             --        --               (0.001)
income.................
Distributions from net
realized gains on          (1.905)        (0.645)         (1.525)        (1.370)       (0.047)
investments............
Distributions in excess
of net realized gains          --            --             --             --          (0.073)
on
investments............
Total                      (2.529)        (1.231)          (2.115)       (1.953)       (0.689)
Distributions..........
Net Asset Value, End of   $16.78         $16.86          $12.56         $12.27        $10.84
Period...............
Total                      17.17%         45.71%          21.41%         32.30%        17.18%
Return.................
Ratios/Supplemental
Data
Net assets, end of      $185,584,121   $136,667,439    $13,507,377    $4,766,534     $2,107,346
period..................
48
Ratio of expenses to
average net assets
  Before expense            1.04%          1.23%           2.60%          4.58%         7.75%
limitation............
  After expense             0.88%          0.88%           0.88%          0.90%         0.90%
limitation.............
Ratio of net income to
average net assets
  Before expense            4.45%          4.44%           3.58%          1.85%         0.59%
limitation.............
  After expense             4.62%          4.79%           5.30%          5.53%         7.44%
limitation.............
Portfolio turnover        527%           424%            182%           107%          120%
rate...................

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.
			  [Back Cover]

                   SMITH BREEDEN MUTUAL FUNDS


The Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders for each of the Smith Breeden Series Fund and the Smith Breeden Trust include additional information about the Funds. The SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into (legally a part
of) this Prospectus. You may get free copies of any of these materials, request other information about the Funds and make shareholder inquires by calling 1-800-221-3138 of by visiting the Funds' website (www.smithbreeden.com).

You   can   review,  for  a  fee,  the  reports  of  the  Funds  and  the   SAIs
by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20459-60091, or by calling the SEC at 1-800-SEC-0330. You can get copies of thus information for free on the SEC's Internet site (www.sec.gov).
49


              Part B:  Information Required in
             Statement of Additional Information

N-1A
Item No.  Item                   Location in the
				  Registration
                                  Statement

10.    Cover Page and            Cover Page and
	 Table of Contents         Table of Contents

11.    Fund History              See Part A, Item 6

12.    Description of the Fund   Miscellaneous
	 and Its Investments	   Investment Practices
	 and Risks		   and Risk Considerations

13.    Management of the Fund    Trustees and Officers

14.    Control Persons and 	 Principal Holders of
         Principal Holders of      Securities and
         Securities                Controlling Persons

15.    Investment Advisory       Investment Advisory
         and Other Services        and Other Services

16.    Brokerage Allocation      Investment Advisory
         and Other Practices       and Other Services

17.    Capital Stock and         Additional Information
         Other Securities          Regarding Purchases and
                                   Redemptions of Fund
				   Shares

18.    Purchase, Redemption      Additional Information
         and Pricing of            Regarding Purchases and
         Securities Being          Redemptions of Fund
         Offered                   Shares

19.    Taxation of the Fund      Taxes

20.    Underwriters              Additional Information
                                   Regarding Purchases and
                                   Redemptions of Fund
                                   Shares

21.    Calculation of 		 Standard Performance
         Performance Data          Measures

22.    Financial Statements      Experts; Financial
				   Statements




SMITH BREEDEN SERIES FUND

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

JULY 31, 1999

100 Europa Drive, Suite 200
Chapel Hill, North Carolina 27514-2310
(919) 967-7221

This Statement of Additional Information contains information Pertaining to the Smith Breeden Series Fund (the "Series Fund"), a no load open-end management investment company offering redeemable shares of beneficial interest in two separate series, the Smith
Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government
Fund (the "Intermediate Fund"). This Statement of Additional Information contains information which may be useful to investors and which is not included in the Prospectus of the Smith Breeden Mutual Funds. This Statement of Additional Information is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Mutual Funds dated
July 31, 1999 as may be amended from time to time. This Statement should be read with the Prospectus.


Contents                                                                 Page

DEFINITIONS.............................................................  2
MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS............... 2
INVESTMENT RESTRICTIONS.................................................. 8
TRUSTEES AND OFFICERS.................................................... 10
INVESTMENT ADVISORY AND OTHER SERVICES................................... 10
PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS.................. 12
POLICIES REGARDING BROKERS USED IN PORTFOLIO TRANSACTIONS................ 13
ADDITIONAL INFORMATION REGARDING PURCHASES
AND REDEMPTIONS OF FUND SHARES........................................... 13
TAXES.................................................................... 15
STANDARD PERFORMANCE MEASURES............................................ 17
ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS....................... 20
EXPERTS.................................................................. 21
FINANCIAL STATEMENTS..................................................... 21
APPENDIX................................................................. 22
1
SMITH BREEDEN SERIES FUND

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
(the "Funds")

Statement of Additional Information


DEFINITIONS

The "Series Fund" or the "Funds":       Smith Breeden Series Fund
The "Adviser":				Smith Breeden Associates, Inc.,
                                        the Funds' investment adviser.
The "Custodian":                        The Bank of New York,
                                        the Funds' custodian.
"First Data Investor Services":		First Data Investor Services,
                                        Inc., the Funds' investor servicing
                                        agent
The "Principal Underwriter":		First Data Distributors, Inc.


MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Investment Policies

The following supplements the information contained in the Prospectus about the investment policies of the Short and Intermediate Funds (the "Funds"). Terms used herein have the same meanings as in the Prospectus. The Funds' Prospectus states that the Funds may engage in each of the following investment practices. However, the fact that the Funds may engage in a particular practice does not necessarily mean that they will actually do so.

Repurchase Agreements. A Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Funds' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase.
The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.
2
Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments," "when issued" and "delayed delivery" securities) if a Fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. A Fund may make secured loans of its securities amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Borrowing. A Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of a Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. A Fund may pledge up to 33
1/3% of its total assets to secure these borrowings.  If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A
Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with
3
borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

Reverse Repurchase Agreements and Dollar Roll Agreements. A Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.
During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans
4
in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit
("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other
CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other
 outstanding classes or series of the CMOs.   In addition, if a CMO bears
 interest at an adjustable-rate, the cash flows on the related
Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short and Intermediate
Fund will not invest in Residuals.

In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

Stripped Securities ("STRIPS").  STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one
class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class).
However, in some instances, one class will receive some
of the interest and most of the principal while the other class will receive most of the interest and the remainder of
the principal.  STRIPS are unusually volatile in response to changes in interest rates.  The yield to maturity on an IO
class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets.  A rapid rate of principal prepayments may have a
measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs.  Conversely, POs tend to
increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
Thus, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the
5
STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described in "Other Investment Practices and Risk Considerations" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

The Adviser expects that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund's net assets.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Short and Intermediate
Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short and Intermediate Funds will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Short and Intermediate Funds may invest only in stripped mortgage-backed securities ("SMBS") which are
STRIPS represented by derivative multi-class mortgage securities.
Under no circumstances will the Short or
Intermediate Funds purchase SMBS if such purchase would cause SMBS to exceed 5% of the assets of a Fund.
6
Zero Coupon Securities. The Funds may invest in "zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

General Characteristics and Risks of Options, Futures, Swaps, and Caps and Floors

Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time.  If an option is not sold while
it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a
call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment.
On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss.  An option purchaser does not have
the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the
expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except
where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or
exercise.
7
A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges.  Among the possible reasons for the absence of a liquid secondary
market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed
by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy
of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the
secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding
options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally
continue to be exercisable in accordance with their terms.
OTC Options are purchased from or sold to dealers or
financial institutions which have entered into direct agreement with a Fund.  With OTC Options, such variables as
expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer,
without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written,  the Fund
would lose the premium paid for the option as well as any
anticipated benefit of the transaction.  OTC Options and
their underlying securities are considered illiquid.   The Funds
will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. The
Adviser monitors the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Fund's Board of Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options. As a purchaser of an interest rate futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an
8
obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short or Intermediate Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Short or Intermediate Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash, U.S. Government securities or other liquid highgrade debt securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day.  If the price moves equal
the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily
9
cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which the Short or Intermediate Fund engages in transactions in futures or options, either Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Funds only with broker or financial institutions deemed creditworthy by the Adviser.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Short or Intermediate Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured.

In order to achieve its investment objective, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the
unrealized gain or loss on those open positions, adjusted for the expected volatility relationship between the Fund and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Short or Intermediate Fund will take prompt action to close out the appropriate number of open contracts to bring its open
futures position into compliance with this limitation.
10
Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do option

s transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by the Short or Intermediate Fund from its hedging activities generally will be treated as capital gains.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.

Interest Rate and Mortgage Swaps, Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed-rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

The Short or Intermediate Funds will enter into interest rate swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a
predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party
selling such interest rate floor.  An interest rate collar combines the elements of purchasing a cap and selling a floor.
The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount. There can be no assurance that the Funds will be able to enter into interest
rate swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate an interest rate swap or sell or offset interest rate caps, floors or collars notwithstanding any
terms in the agreements providing for such termination.
11
Inasmuch as these hedging transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

The Short and Intermediate Funds will not write interest rate caps, floors and collars, and will not enter into any interest rate swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's Investors Service, Inc. at the time of entering into such transaction.

If there is default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest-rate swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Funds thus assume the risk that one of them may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Illiquid Securities" in the Prospectus.


INVESTMENT RESTRICTIONS

The following restrictions (except as noted) have been adopted as fundamental policies for the Funds, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Funds, as the case may be (as defined in the Investment Company Act). A Fund may not (except that none of the following
investment restrictions shall prevent a Fund from investing all of its assets (other than assets which are not
"investment securities" as defined in the Investment Company Act) in an open-end investment company with substantially the same investment objectives):
12
1. Issue senior securities, borrow money or pledge its assets, except that the Short or Intermediate Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets more than 5% of the Short or Intermediate Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii)
25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5. Purchase any security, other than Mortgage-Backed Securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Short or Intermediate Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

7. Purchase or sell commodities or commodity contracts except for hedging purposes.

8. Invest in interests in oil, gas or other mineral exploration or development program.
13
9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except to the extent permitted by the Investment
Company Act.

11. Make loans of money or property to any person, except through loans of portfolio securities to Qualified
Institutions, the purchase of debt obligations in which the Short or Intermediate Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with Qualified Institutions. The Short or Intermediate Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets (including such loans).

12. Purchase securities on margin (though the Short or Intermediate Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Short or Intermediate Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Funds will take prompt action to reduce its borrowings as required by applicable laws.

In order to change any of the foregoing restrictions, which are fundamental policies, approval must be obtained by shareholders of the Short or Intermediate Fund, as the case may be.
Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of either the Short or Intermediate Fund.

In addition, as non-fundamental policies, a Fund may not:

(a) sell over-the-counter options which it does not own;
14
(b) sell options on futures contracts which options it does not own; or

(c)	invest in residual interests in a REMIC or a CMO.

Other Policies

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Short or Intermediate
Fund may be retained in cash, including cash equivalents which are Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of the Short or Intermediate Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.


TRUSTEES AND OFFICERS

The Board of Trustees has the responsibility for the overall management of the Series Fund and each of the Funds, including general supervision and review of the Funds' investment activities. The Trustees, in turn, elect the officers who are responsible for administering the day-to-day operations of the Funds. Trustees and officers of the Series
Fund are identified in the Prospectus.

    All of the Trustees are Trustees of all the other Funds managed by the Adviser and each independent Trustee receives fees for his or her services. The Trustees do not receive pension or retirement benefits from the Funds. The table below shows the fees paid by each of the Funds of the Smith Breeden Series Fund separately to each independent Director for the fiscal year ended March 31, 1999, and the total fees paid by the entire Fund complex for the fiscal year ended March 31, 1999. There is one other Fund in the complex besides the Short Duration U.S.
Government Fund and the Intermediate Duration U.S. Government Fund.



                    Total Compenstion Total Compensation  Total Compensation
                    Paid by           Paid by             Paid by Smith
Director            Short Fund        Intermediate Fund   Breeden Fund Complex
Stephen M. Schafer  $      0.00       $   35,000.00       $ 70,000.00
Myron S. Scholes    $ 70,000.00       $        0.00       $ 70,000.00
William F. Sharpe   $      0.00       $        0.00       $ 70,000.00


15
The Series Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series
Fund, unless it is determined that they had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or had not acted in good faith in the reasonable belief that their actions were in the best interests of the Series Fund or the Funds.


INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each of the Funds is Smith Breeden Associates, Inc. (the "Adviser"). The table in the
Prospectus indicates which officers and Trustees are affiliated persons of the Adviser.

   Pursuant to an Investment Advisory Agreement with each of the Funds (the "Advisory Agreement"), the Adviser provides investment research and portfolio management services, including the selection of securities to purchase, hold or sell, and the selection of brokers and dealers through whom portfolio transactions are executed. The
Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders periodic reports of both Funds' investment activities. The Adviser, at its own expense, furnishes the Funds with office space and office furnishings, facilities and equipment required for managing the business affairs of the Funds;
maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; carries fidelity insurance on its own officers and directors for the protection of the Funds; and provides certain telephone and other mechanical services. Each of the Funds bears all expenses related to its operation not borne by the Adviser, as discussed in the Prospectus.

   Each Advisory Agreement is in effect until August 1, 2000. Thereafter, it may continue in effect for successive periods not exceeding one year, providing such continuance is specifically approved at least annually by a vote of the
Funds' Board of Trustees or by a vote of the holders of a majority of each of the Funds' outstanding voting securities, and in either event by a majority of the Fund's Trustees who are not parties to the Agreement or interested persons of any such party (other than as Trustees of the Fund), cast in person at a meeting called for that purpose.  Each
Advisory Agreement may be terminated without penalty at any time by each Fund, or by the Adviser on sixty days'
written notice and will automatically terminate in the event of its assignment as defined in the Investment Company
Act.  The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss
suffered by either Fund in connection with matters to which the
Advisory Agreement relates, except a loss resulting
from willful misfeasance, bad faith gross negligence or reckless disregard of duty.
16
As compensation for the services rendered to each of the Funds by the Adviser under the terms of the Advisory
Agreement, and the assumption by the Adviser of the related expenses, each Fund pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the respective Fund's average daily net asset value.
Advisory fees paid by the Funds for the past three fiscal years are as follows:


                      Advisory Fee Paid by    Advisory Fee Paid by
Fiscal Year Ended     Short Fund              Intermediate Fund
March 31, 1999        $    508,343            $ 355,620
March 31, 1998        $    727,735            $ 271,230
March 31, 1997        $  1,417,921            $ 259,767

The following chart details the reimbursements the Adviser made to the Funds for each of the last three fiscal years, under expense limitation provisions:


                      Amount Reimbursed      Amount Reimbursed
Fiscal Year Ended     by Adviser to          by Adviser to
                      Short Fund             Intermediate Fund
March 31, 1999        $ 155,616              $   83,434
March 31, 1998        $ 231,365              $   97,835
March 31, 1997        $ 301,998              $  101,379

Under the terms of its Advisory agreement with each of the Funds, the Adviser also provides certain administrative services. First Data Investor Services, Inc. is the shareholder servicing, accounting, transfer and dividend paying agent. Each of the Funds pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to First Data Investor Services are determined by contract as approved by the Trustees.

Bank of New York, 48 Wall Street, New York, NY, 10286 acts as custodian of the securities and other assets of each of the Funds. A custodian's responsibilities include generally safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Deloitte & Touche, 117 Campus Drive, Princeton, New Jersey 08540, are the Funds' independent auditors, providing audit services, tax return preparation and other tax consulting services, and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Ropes & Gray, One International Place,
Boston, Massachusetts, 02110-2624, are legal counsel to the Series Fund and each of the Funds.

17
 PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS

   Listed below are the names and addresses of those shareholders who, to the Short Fund's best knowledge, as of June 30, 1999, owned 5% or more of the shares of the Fund.

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104            37.64%

Pacific Mutual Door Company
1525 West 31st Street
Kansas City, MO 64108		     6.24%

Webster Financial
PO BOX 191
Waterbury, CT 06720		     6.23%

Redland Insurance Company
535 West Broadway
Council Bluffs, IA 51503             5.68%

Harris Regional Hospital
59 Hospital Road
Sylva, NC 28779			     5.28%

The Officers and Trustees of the Short Fund together as a group owned less than 1.00% of the shares of the Short
Duration Fund as of June 30, 1999.

Listed below are the names and addresses of those shareholders, who as of June 30, 1999, to the best knowledge of the Intermediate Fund, owned 5% or more of shares of the Fund.

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104            53.02%

Webster Bank
145 Bank Street
Webster Plaza
Waterbury, CT  06720                29.56%

The Officers and Trustees of the Intermediate Fund together as a group owned less than 1.00% of the shares of the
Fund as of June 30, 1999.
18
Potential Conflicts of Interest

Principals of the Adviser as individuals own approximately 70% of the common stock of Harrington Financial
Group, the holding company for Harrington Bank, FSB (the "Bank"). The Bank invests in assets of the same types as those to be held by the Funds.

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of
Community First Financial Group, Inc. ("CFFG"), the holding company for certain banks and thrifts to which the
Adviser renders certain Investment Advisory Services. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Funds.
19
The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Short or Intermediate Fund, or different from both Funds, but trading in the same type of securities and instruments.
Portfolio decisions and results of both Funds' investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Short or Intermediate Fund.


POLICIES REGARDING BROKERS USED IN PORTFOLIO TRANSACTIONS

Under the Advisory Agreement, the selection of brokers and dealers to execute transactions on behalf of a Fund is made by the Adviser in accordance with criteria set forth in the Advisory Agreement and any directions which the Board of Trustees may give. However, each of the Funds does not anticipate that it will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in Mortgage Securities, which are generally traded on a "net" basis; that is, in principal amounts without the addition or deduction of brokerage commissions. The following table details the brokerage commissions paid by the Funds for the last three fiscal years:

                     Brokerage Commissions   Brokerage Commissions
Fiscal Year Ended    Paid By Short Fund      Paid By Intermediate Fund
March 31, 1999       $ 16,929                $ 5,999
March 31, 1998       $ 25,408                $ 2,038
March 31, 1997       $ 51,367                $ 4,203
19
When placing a portfolio transaction, the Adviser attempts to obtain the best net price and execution of the transaction. On portfolio transactions that are done on a securities exchange, the amount of commission paid by the Short or Intermediate Fund is negotiated between the Adviser and the broker executing the transaction. The Adviser seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size.

Securities may be purchased directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and the asked price. No broker or dealer affiliated with the Funds or with the Adviser may purchase securities from, or sell securities to, the Funds.

When it is felt that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may decide to execute transactions through brokers or dealers who provide quotations and other services to the Short or Intermediate Fund, specifically including the quotations necessary to determine each of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to both Funds in such amount of total brokerage as may reasonably be required.

The Adviser conducts extensive proprietary fixed income research with emphasis on mortgage-backed securities.
The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The
Adviser uses multiple electronic quotation services for trading and pricing purposes. The Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.

20
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of either of the Funds must be denominated in U.S. Dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind

The Funds have committed themselves to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of either Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of either of the Funds in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of either of the Funds. In such circumstances, the securities distributed would be valued at the price used to compute the Short or Intermediate Fund's net assets. Should the Short or Intermediate Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Principal Underwriter

First Data Distributors, Inc. (the "Principal Underwriter"), 4400 Computer Drive, Westborough, MA, 01581, is the principal underwriter for the Funds and will act on a best efforts basis. First Data Distributors, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities
Dealers, Inc.  The offering of the Funds' shares is continuous.

The underwriting agreement with the Principal Underwriter provides that each Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. (See the description of the Distribution
Plan in the Prospectus).  The Principal
Underwriter acts as the agent of both the Funds in connection with the sale of their shares in all states in which the
21
shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement, the Principal Underwriter may accept orders for either Fund's
shares at the offering price.   The Principal
Underwriter may enter into agreements with other broker-dealers for the sale of Short or Intermediate Fund shares by them.

The Principal Underwriter is paid approximately $15,000 in total by the Adviser for its services to the two Funds. In addition, for the year March 31, 1999, the Principal Underwriter received no sales charges or commissions.

Calculation of Net Asset Value

   As noted in the Prospectus, the Funds will generally calculate their net asset value as of the close of trading each Monday through Friday that the Adviser and Transfer Agent are open for business and sufficient trading takes place to impact the value of the Short or Intermediate Fund assets. As of the date of this Statement, current holiday schedules indicate that the net asset value will not be calculated on:
New Year's Day, Presidents' Day, Dr. Martin
Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day,
Thanksgiving Day, and Christmas Day.

Reinvestment Date

The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has his dividends reinvested. This date will vary from month to month and is not necessarily the same date as the record date or the payable date for cash dividends.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, each Fund has the right (but no obligation) to (a) require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or account with a court of competent jurisdiction, or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


TAXES

Taxation of the Funds

For federal income tax purposes, each of the Funds will be treated as a separate corporation. Each of the Funds intends to qualify each year and elects to be treated as regulated
22
investment companies ("RICs") for federal income tax purposes. To so qualify, the Funds must, among other things: (i) derive at least 90% of their gross income for each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (ii) diversify their holdings so that at the end of each quarter of the taxable year (A) at least 50% of the value of each of the Fund's assets would be represented by cash, U.S. Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of each of the Fund's assets nor more than 10% of the voting securities of such issuer and (B) not more than 25% of the value of each of the Fund's assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

If the Funds qualify as RICs and distribute to their shareholders at least 90% of their net investment income
(including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short term capital losses), then the Funds will not be subject to federal income tax on the income so distributed. However, the Funds will be subject to corporate income tax on any undistributed income. In addition, either of the Funds would be subject to a nondeductible 4% excise tax on the amount by which the income it distributed in any calendar year would be less than a minimum distribution amount. The minimum distribution amount required to avoid the excise tax for a calendar year equals the sum of (i) 98% of a Fund's ordinary income
(excluding tax-exempt interest income) for such calendar year; (ii) 98% of the excess of capital gains over capital losses for the one year period ending on October 31 of each year; and (iii) 100% of the undistributed ordinary income and gains from prior years. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, either of the Funds will be treated as having been distributed.

Both Funds intend to distribute sufficient income so as to avoid corporate income tax and excise tax. The Short Fund may be subject to a 4% excise tax to the extent that the amount of ordinary income distributed during the calendar year is less than 98% of the ordinary income (excluding tax-exempt interest income) for the year. The Short Fund will endeavor to pay dividends in such a manner that an excise tax will not be incurred. The Short Fund also may elect to retain all or a portion of its net capital gain, as described under "Taxation of Shareholders Distributions" below.

Any capital losses resulting from the disposition of securities can be used only to offset capital gains and cannot be used to reduce a Fund's ordinary income. Such capital losses may be carried forward for eight years. If any capital losses have not been utilized at the time a Fund terminates, such capital losses will become unusable.
23
Taxation of Shareholders

Distributions. In general, all distributions to shareholders attributable to the Short or Intermediate Fund's net investment income (including any tax-exempt interest income distributed) will be taxable as ordinary dividend income whether paid in cash or in additional shares.

To the extent either of the Funds does realize net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends. Capital gain dividends are taxable as capital gains, whether paid in cash or in additional shares, regardless of how long the shares have been held. The Short or Intermediate Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, the Short or Intermediate Fund would most likely make an election that would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 66% of his proportionate share of the undistributed net capital gain.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving an equivalent amount of cash. In general, the basis of such shares will equal the amount of cash that the shareholder would have received if he had elected to receive distributions in cash.

Liquidating distributions which, in the aggregate, exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives, in the aggregate, liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent. Dividends and other distributions by either the Short or Intermediate Fund are generally taxable to the shareholders at the time the dividend or distribution is made.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically a return of part of the purchase price. Investors should consider the tax
implications of buying shares shortly prior to a distribution.
24
Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss.
In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares generally will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Investors. If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan 401(k) plan, or Keogh plan) or charitable organization (a "Tax Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax Exempt
Investor's income from its investment in the Short or Intermediate Fund for the year would equal the total income recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Tax Consequences of Certain Fund Investments

Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.
For example, the tax treatment of futures contracts entered into by a Fund as well as listed nonequity options written
or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts)
will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each
such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long term capital gain or loss and 40% short-
25
term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of Section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short term capital losses into long-term capital losses. Either
Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of the Short or Intermediate Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL
INFORMATION
PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX
ADVISER WITH
RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN
A FUND,
INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS
AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS
NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

STANDARD PERFORMANCE MEASURES

Performance

As noted in the Prospectus, a Fund may from time to time quote various performance figures to illustrate its past performance. It may occasionally cite statistics to reflect its volatility or risk.
26
Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange
Commission ("SEC"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one, five, and ten year periods (or for the life of a Fund, if shorter) that would equate an initial hypothetical $1000 investment to its ending redeemable value. The calculation assumes no sales charge is deducted from the initial
$1000 purchase order, capital gains and all income dividends are reinvested at net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period and the deduction of all applicable charges and fees.

A Fund's average annual compounded rate of return is determined by reference to a hypothetical $1000 investment, according to the following formula:

					P(1+T)n = ERV
	where:
              P    =  a hypothetical initial payment of       $1000
              T    =  average annual total return
              n    =  number of years
              ERV  =  ending redeemable value of a hypothetical $1000
                      payment made at the beginning of the 1, 5, or 10
                      year periods at the end of said 1, 5, or 10 year periods (or fractional portion thereof).

As discussed in the Prospectus, a Fund may quote total rates of return in addition to its average annual total return.
Such quotations are computed in the same manner as a Fund's average annual compounded rate, except that such quotations will be based on a Fund's actual aggregate return for a specified period as opposed to its average return over certain periods.
27
Yield

Current yield reflects the income per share earned by a Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30 day base period by the offering price or net asset value per share, as the case may be, on the last day of the period and analyzing the result, according to the following formula:

			Yield = 2 [(a-b + 1)6 -1]
				 cd
	where:
              a    =  dividends and interest earned during the period.
              b    =  expenses accrued for the period (net of
                      reimbursements).
              c    =  the average daily number of shares outstanding
                      during the period that were entitled to receive
                      dividends.
              d    =  the maximum offering price or net asset value per
                      share, as the case may be, on the last day of the period.

The following table shows the average annual total return for the periods stated, and yield for the Funds for the 30-day period ended March 31, 1999.


 Average Annual Total Return

                   One Year   Five Years   Inception   30-Day Yield
Short Fund         4.83%      5.83%        5.50%       5.50%
Intermediate Fund  5.73%      7.59%        8.10%       5.34%

The investment results of the Funds, like all others, fluctuate over time. Thus, performance figures should not be considered to represent what an investment may earn in the future or what the Short or Intermediate Fund's yield or total return may be for any future period.

Current Distribution Rate

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months.
28
The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta.
The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta.
Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements

To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a) Lipper-Mutual Fund Performance Analysis, Lipper-Fixed Income Analysis, and Lipper-Mutual Fund
Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
- analyzes price, current yield,
risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.
29
d) Financial publications: Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, and
Money magazines - rate fund performance over specified time periods.

e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g)	Savings and Loan Historical Interest Rates - as published in the
U.S. Savings & Loan League Fact Book.

h)	Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency,
Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i) Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers
Broad Bond Index.

j)	Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-Term High Yield Index, Intermediate Term High Yield Index, and Long-Term Utility High
Yield Index.

k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l)	Lehman Brothers Government/Corporate Bond Index.

m)	Standard & Poor's Bond Indices - measure yield and price of
Corporate, Municipal, and Government bonds.

n)	Other taxable investments including certificates of deposit (CD's), money market deposit accounts
(MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o)	Historical data supplied by the research departments of Lehman
Brothers, First Boston Corporation,
Morgan Stanley, Salomon Brothers, Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson
Lufkin and Jenrette.
30
p) Donoghues's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, taxfree and government money funds.

q)	Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of the Short or Intermediate Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks. (See "Investment Objectives and Policies of the
Fund Risks of Mortgage Securities" in the Funds' Prospectus).


ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS

As the investments permitted to the Funds are primarily in mortgage securities issued or guaranteed by the U.S.
Government or its agencies and instrumentalities, the shares of either the Short or Intermediate Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.


EXPERTS

The annual financial statements of both the Short and Intermediate Funds and related notes thereto attached to this Statement of Additional Information have been so attached in reliance upon the report of Deloitte & Touche LLP, independent auditors, given in authority of said firm as experts in auditing and accounting.

31
	FINANCIAL STATEMENTS

The audited annual financial statements of the Funds are attached and follow the Appendix.

APPENDIX

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa -	Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of
investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa
group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude,or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
32
A -	Bonds which are rated A possess many favorable investment
attributes and are to be considered as
upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -	Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither
highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have predominantly
speculative elements; their future
cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -	Bonds which are rated B generally lack characteristics of
the desirable investment.  Assurance of
interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -	Bonds which are rated Caa are of poor standing.  Such issues may be in default, or there may be
present elements of danger with respect to principal or interest.

Ca -	Bonds which are rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Description of Standard & Poor's Corporation's corporate bond ratings:

AAA -	Bonds rated AAA are given the highest rating assigned by Standard
& Poor's to a debt obligation,
which indicates an extremely strong capacity to pay principal and interest.

AA -	Bonds rated AA also qualify as high-quality debt obligations.
Capacity to pay principal and
interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -	Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat
more susceptible to the adverse effects of changes in circumstances and economic conditions.
33
BBB -	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.
Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.
BB, B,
CCC, CC - 	Bonds rated BB, B, CCC and CC are regarded, on balance,
predominantly speculative with respect
to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.








SMITH BREEDEN SERIES FUND


Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund


FINANCIAL STATEMENTS
Fiscal Year Ended March 31, 1999
34



SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Short Duration U.S. Government Fund returned 4.83% in the year ending March 31, 1999. The Fund's benchmark, six-month U.S. Treasury Bill, returned 5.29% over the same period as measured by Merrill Lynch. The Fund's return exceeded the average twelve month yield on money-market funds of 4.73%1. The Graph below shows the Fund's return versus both its benchmark and the average return of the mutual funds in Morningstar's Ultrashort Bond Fund category.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                       3/92    9/92   3/93   9/93   3/94   9/94   3/95   9/95   3/96   9/96   3/97   9/97   3/98   9/98   3/99
                       ----   -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----
Smith Breeden Short
  Duration U.S. Gov't
  Fund(1)             10,000  10,363 10,567 10,831 10,956 11,222 11,676 11,967 12,254 12,652 13,059 13,490 13,874 14,202 14,544
Morningstar Avg.
  Ultrashort Bond     10,000  10,342 10,554 10,798 10,930 11,088 11,404 11,778 12,120 12,467 12,823 13,426 13,604 13,985 14,312
6 Month U.S. T-Bill   10,000  10,258 10,427 10,595 10,753 10,966 11,291 11,643 11,964 12,282 12,611 12,978 13,326 13,721 14,029

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                                   Past performance is no guarantee of future results.



                                                AVERAGE ANNUAL TOTAL RETURNS FOR
                                                            PERIODS
                                                     ENDING MARCH 31, 1999
                                             --------------------------------------
                                                                   SINCE INCEPTION     FINAL VALUE OF
                                               1 YEAR    5 YEARS      (3/31/92)      $10,000 INVESTMENT
                                             ---------- --------- ----------------- -------------------
Smith Breeden Short Duration U.S. Govt Fund      4.83%     5.83%         5.50%            $14,544
Six Month T-Bill ...........................     5.29%     5.46%         4.95%             14,029
Morningstar Avg. Ultrashort Bond Fund ......     5.20%     5.54%         5.25%             14,312

     For the year ending March 31, 1999, the best performing fixed income investments were those with the best credit and liquidity characteristics. Although the Short Duration Fund has low credit risk and excellent liquidity, the Fund's return did not exceed the return of the six-month T-Bill for the year. In general, U.S. Treasury securities were the best performing fixed income securities in 1998. The main factor that constrained the returns of the Short Duration Fund was the cost of the prepayment option in the mortgage securities that comprise most of the Fund's assets. This prepayment option is more costly to the investor in volatile markets such as those of the last year. Over longer periods of time, the yield advantage of mortgage securities over Treasury securities has historically compensated for this prepayment risk.

     The second half of 1998 was a difficult period for mortgage securities. During that period the Fund returned 1.99%, while the six-month T-Bill return was 2.73%. The markets have been much more favorable so far in 1999. In the first quarter, the Fund returned 1.52%, 0.41% more than the six-month T-Bill.


---------
1 SOURCE: THE WALL STREET JOURNAL

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                     MARKET
  FACE AMOUNT     SECURITY                                                                           VALUE
---------------   ---------------------------------------------------------------------------   ---------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 151.7%
                  FREDDIE MAC -- 11.2%
                  Fixed-rate (1)
  $ 2,600,000     6.00% 15 Year, due date to be announced ...................................    $  2,582,633
    3,997,053     8.50%, due 5/1/25 to 12/1/25 ..............................................       4,198,517
                  Discount Notes ............................................................
       25,000     4.87%, due 9/3/99 (2), (3) ................................................          24,504
                                                                                                 ------------
                                                                                                    6,805,654
                                                                                                 ------------
                  FANNIE MAE -- 100.7%
                  Interest-only strip (1)
      893,940     9.00%, due 7/25/21 ........................................................         206,679
                  Fixed-rate (1)
   10,000,000     6.00% 15 Year, due date to be announced ...................................       9,909,766
   25,839,904     6.00%, due 11/1/13 to 3/1/29 ..............................................      25,317,569
    4,100,000     6.50%, due 4/1/29 .........................................................       4,079,500
    4,000,000     7.00%, due 5/1/11 to 10/1/11 ..............................................       4,086,832
    9,000,000     7.00% 30 Year, due date to be announced ...................................       9,125,157
    1,333,755     7.043%, 30 Year, due 12/1/06 ..............................................       1,397,540
                  Delegated Underwriting Servicing (DUS) (1)
    4,855,146     6.01%, due 12/1/08 ........................................................       4,841,559
    1,363,351     6.04%, due 10/1/08 ........................................................       1,355,040
      857,988     7.033%, due 6/1/07 ........................................................         899,955
                  Discount Notes
       40,000     4.96%, due 3/22/00 (2), (3) ...............................................          38,159
                                                                                                 ------------
                                                                                                   61,257,756
                                                                                                 ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 39.3%
                  Adjustable-rate (1)
    3,008,525     6.625%, due 7/20/17 to 9/20/22 ............................................       3,068,702
    1,340,122     6.875%, due 3/20/21 to 4/20/24 ............................................       1,366,283
                  Fixed-rate (1)
   18,426,871     7.00%, due 9/15/27 to 10/15/28 ............................................      18,720,924
      684,020     9.50%, due 7/15/09 to 4/15/25 .............................................         737,635
                                                                                                 ------------
                                                                                                   23,893,544
                                                                                                 ------------
                  U.S. TREASURY NOTES -- 0.5%
      120,000     5.875% due 7/31/99 (3) ....................................................         120,488
      170,000     6.375% due 5/15/99 (3) ....................................................         170,345
                                                                                                 ------------
                                                                                                      290,833
                                                                                                 ------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                  (COST $92,187,983).........................................................      92,247,787
                                                                                                 ------------
  NOTIONAL
    AMOUNT
 -----------
                  THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS -- (2.0%)
  $20,000,000     Contract dated 8/31/93 with Salomon Swapco, Expires 8/30/00,
                  pay rate 5.34% ............................................................          (8,094)
   20,000,000     Contract dated 5/15/95 with Salomon Swapco, Expires 5/15/05,
                  pay rate 6.951% ...........................................................      (1,218,116)
                                                                                                 ------------
                  TOTAL THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS ......................      (1,226,210)
                                                                                                 ------------
                  THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS -- 0.3%
   50,000,000     Contract with Salomon Swapco, expires 4/23/03, Strike rate 7.50% ..........         213,500
                                                                                                 ------------
                  TOTAL THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS
                  (COST $1,336,030)..........................................................         213,500
                                                                                                 ------------
                  TOTAL INVESTMENTS -- 150.0% (COST $93,524,013).............................      91,235,077
                                                                                                 ------------

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 1999





                                                                                      MARKET
  FACE AMOUNT     SECURITY                                                             VALUE
---------------   ------------------------------------------------------------   ----------------
                  REVERSE REPURCHASE AGREEMENTS -- (8.2%)
 $  (5,000,000)   Freddie Mac 5.55% due 4/5/99 dated 3/29/99 (4) .............    $  (5,000,000)
                                                                                  -------------
                                                                                     (5,000,000)
                                                                                  -------------
                  FORWARD SALES -- (25.6%)
   (16,000,000)   Fannie Mae 6.00%, due date to be announced (5) .............      (15,546,250)
                                                                                  -------------
                                                                                    (15,546,250)
                                                                                  -------------
                  LIABILITIES LESS CASH AND OTHER ASSETS -- (16.2%) ..........       (9,881,378)
                                                                                  -------------
                  NET ASSETS -- 100.0% .......................................    $  60,807,449
                                                                                  =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the discount rate paid at the time of purchase by the fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) Reverse repurchase agreement is collateralized by $4,344,000 face of GNMA 7.0% due 10/15/27 and $1,750,000 face of GNMA 7.0% due 6/15/28.

(5) The forward sale position represents the unsettled sale of securities held by the Fund.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999



ASSETS
 Investments at market value (identified cost $93,524,013) (Note 1).......................  $  91,235,077
 Cash ....................................................................................        513,419
 Restricted cash held to cover checkwriting privilege ....................................          6,489
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................         50,019
   Subscriptions .........................................................................         22,917
   Interest ..............................................................................        446,698
   Securities sold .......................................................................     30,165,367
 Other assets ............................................................................         24,207
                                                                                            -------------
   TOTAL ASSETS ..........................................................................    122,464,193
                                                                                            -------------
LIABILITIES
 Reverse repurchase agreement (proceeds $5,000,000) (Note 1)..............................      5,000,000
 Forward sales at market value (proceeds $15,520,000).....................................     15,546,250
 Payables:
   Redemptions ...........................................................................        641,861
   Securities purchased ..................................................................     40,317,051
   Swap and other interest (Note 2) ......................................................         57,776
 Due to Advisor (Note 3) .................................................................         45,881
 Accrued expenses ........................................................................         47,925
                                                                                            -------------
   TOTAL LIABILITIES .....................................................................     61,656,744
                                                                                            -------------
NET ASSETS
 (Applicable to outstanding shares of 6,120,026 unlimited number of shares of beneficial interest authorized; no stated par) ...................................................  $  60,807,449
                                                                                            =============
 Net asset value, offering price and redemption price per share ($60,807,449 / 6,120,026).  $        9.94
                                                                                            =============
SOURCE OF NET ASSETS
 Paid in capital .........................................................................  $  65,331,014
 Overdistributed net investment income ...................................................       (463,285)
 Accumulated net realized loss on investments and futures contracts ......................     (1,628,551)
 Net unrealized depreciation of investments, interest rate swaps, interest rate caps and
   forward sales .........................................................................     (2,315,186)
 Net unrealized depreciation of futures contracts... .....................................       (116,543)
                                                                                            -------------
   NET ASSETS ............................................................................  $  60,807,449
                                                                                            =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($202,305)
   (Note 1) ..............................................................................  $  4,036,991
EXPENSES
 Advisory fees (Note 3) ..................................................................       508,343
 Accounting and pricing services fees ....................................................        46,826
 Custodian fees ..........................................................................        23,868
 Audit and tax preparation fees ..........................................................        21,757
 Legal fees ..............................................................................        17,825
 Transfer agent fees .....................................................................        27,529
 Registration fees .......................................................................        12,417
 Trustees fees and expenses ..............................................................        45,794
 Insurance ...............................................................................         9,647
 Other ...................................................................................         8,048
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................       722,054
   Expenses reimbursed by Advisor (Note 3) ...............................................      (155,616)
                                                                                            ------------
   NET EXPENSES ..........................................................................       566,438
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     3,470,553
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments and futures contracts ..................................     1,074,357
 Change in unrealized depreciation of investments, interest rate swaps, interest rate
 caps, and futures contracts .............................................................    (1,229,582)
                                                                                            ------------
 Net realized and unrealized loss on investments and futures contracts ...................      (155,225)
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $  3,315,328
                                                                                            ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                       YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31, 1999   MARCH 31, 1998
                                                                                    ---------------- ---------------
OPERATIONS
 Net investment income ............................................................  $   3,470,553    $   5,485,507
 Net realized gain on investments .................................................      1,074,357        2,886,352
 Change in unrealized appreciation (depreciation) of investments, interest rate
   swaps, interest rate caps and futures contracts ................................     (1,229,582)      (2,022,049)
                                                                                     -------------    -------------
 Net increase in net assets resulting from operations .............................      3,315,328        6,349,810
                                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............................................     (3,302,565)      (5,439,867)
                                                                                     -------------    -------------
 Total distributions ..............................................................     (3,302,565)      (5,439,867)
                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ......................................................................     45,691,681       46,118,603
 Shares issued on reinvestment of distributions ...................................      1,845,880        2,600,980
 Shares redeemed ..................................................................    (65,170,730)     (90,190,280)
                                                                                     -------------    -------------
 Decrease in net assets resulting from capital share transactions (a) .............    (17,633,169)     (41,470,697)
                                                                                     -------------    -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................    (17,620,406)     (40,560,754)
NET ASSETS
 Beginning of period ..............................................................     78,427,855      118,988,609
                                                                                     -------------    -------------
 End of period ....................................................................  $  60,807,449    $  78,427,855
                                                                                     =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ......................................................................      4,622,012        4,669,660
 Shares issued on reinvestment of distributions ...................................        186,844          264,390
 Shares redeemed ..................................................................     (6,593,289)      (9,136,010)
                                                                                     -------------    -------------
 Net decrease .....................................................................     (1,784,433)      (4,201,960)
 Beginning balance ................................................................      7,904,459       12,106,419
                                                                                     -------------    -------------
 Ending balance ...................................................................      6,120,026        7,904,459
                                                                                     =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.



                                          YEAR             YEAR             YEAR             YEAR             YEAR
                                          ENDED            ENDED            ENDED            ENDED           ENDED
                                     MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                    ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ...........................   $     9.92       $     9.83       $      9.74      $      9.90     $      9.90
                                      ----------       ----------       -----------      -----------     ------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income ............         0.442            0.484             0.476            0.621           0.628
 Net realized and unrealized
   gain (loss) on investments .....         0.020            0.114             0.146           (0.148)             --
                                      -----------      -----------      ------------     ------------    ------------
 Total from investment
   operations .....................         0.462            0.598             0.622            0.473           0.628
                                      -----------      -----------      ------------     ------------    ------------
 LESS DISTRIBUTIONS
 Dividends from net
   investment income ..............        (0.447)          (0.508)           (0.476)          (0.621)         (0.628)
 Dividends in excess of
   investment income ..............            --               --            (0.056)          (0.012)             --
                                      -----------      -----------      ------------     ------------    ------------
   Total distributions ............        (0.447)          (0.508)           (0.532)          (0.633)         (0.628)
                                      -----------      -----------      ------------     ------------    ------------
NET ASSET VALUE, END OF
 PERIOD ...........................   $     9.94       $     9.92       $      9.83      $      9.74     $      9.90
                                      -----------      -----------      ------------     ------------    ------------
TOTAL RETURN ......................          4.83%            6.24%             6.57%            4.95%           6.58%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ........   $60,807,449      $78,427,855      $118,988,609     $221,825,136    $218,431,665
 Ratio of net expenses to
   average net assets (1) .........          0.78%            0.78%             0.78%            0.78%           0.78%
 Ratio of net investment
   income to average net
   assets .........................          4.78%            5.28%             5.04%            6.29%           6.33%
 Portfolio turnover rate ..........           298%             626%              556%             225%             47%
 Ratio of expenses to average
   net assets before
   reimbursement of
   expenses by the
   Advisor (1) ....................          1.00%            1.00%             0.93%            0.93%           0.92%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor ........          4.56%            5.06%             4.90%            6.13%           6.18%

---------
(1) Through March 31, 1995, expense ratios include both the direct expenses of the Smith Breeden Short Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Short Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series
Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Intermediate Duration U.S. Government Fund returned 5.73% in the year ending March 31, 1999. The Salomon-Smith Barney Mortgage Index, the Fund's benchmark, returned 6.33%, marginally under the 6.53% return of the five-year Treasury Note. The average Government Mortgage Fund, as tracked by Morningstar, returned 5.22% over the same period.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                       3/92    9/92   3/93   9/93   3/94   9/94   3/95   9/95   3/96   9/96   3/97   9/97   3/98   9/98   3/99
                       ----   -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----
Smith Breeden
  Intermediate
  Duration U.S. Gov't
  Fund(1)             10,000  10,954 11,493 12,255 11,967 11,982 12,695 13,610 13,925 14,330 14,748 15,682 16,318 16,864 17,252
Morningstar Avg.
  Gov't Bond
  Mortgage            10,000  10,748 11,141 11,533 11,270 11,161 11,692 12,512 12,812 13,089 13,429 14,277 14,807 15,486 15,579
5yr/SBMI (2)          10,000  11,037 11,428 11,988 11,678 11,708 12,380 13,284 13,681 14,065 14,486 15,446 16,066 16,768 17,082

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.
(2) 5-Year Treasury Note to 12/31/93 and the Salomon-Smith Barney Mortgage Index ("SBMI") to 3/31/99. The fund changed its investment objective 1/1/94.


                                   Past performance is no guarantee of future results.

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                        PERIODS ENDING MARCH 31, 1999
                                                    --------------------------------------
                                                                          SINCE INCEPTION     FINAL VALUE OF
                                                      1 YEAR    5 YEARS      (3/31/92)      $10,000 INVESTMENT
                                                    ---------- --------- ----------------- -------------------
Smith Breeden Intermediate Dur. U.S. Govt. Fund ...     5.73%     7.59%         8.10%            $17,252
SBMI/5-Year U.S. Treasury (2) .....................     6.33%     7.90%         7.95%             17,082
Morningstar Avg. Government Mortgage Fund .........     5.22%     6.69%         6.54%             15,579

     The Intermediate Fund aims to match closely the interest-rate and prepayment risk of the Salomon-Smith Barney Mortgage Index. This index is representative of the universe of fixed-rate Government agency mortgages, and has a duration ranging from about two to four years, depending on the overall level of interest rates.

     The Intermediate Fund was invested 60% in fixed-rate mortgages and 40% in adjustable-rate mortgages (ARMs) at the end of June 1998. In the third quarter, the Fund added AAA-rated commercial mortgage-backed securities to its holdings. Commercial mortgage-backed securities (MBS) suffered in the flight-to quality in the August to October period, and consequently the Fund underperformed its benchmark by about 0.9% in the third quarter. Commercial MBS performed exceedingly well in the fourth quarter, and the fund outperformed it's benchmark by 0.5% in this period. Mortgage securities in general performed very well compared to other bond classes in the first quarter of 1999, and the Fund returned 0.9% in this period, in line with the benchmark Salomon Index return of 1.0%. By contrast, the five-year Note lost 1.3% in this period due to rising interest rates. The Fund reduced its ARM holdings in the third and fourth quarters to about 13% of net assets, as ARMs became richly priced relative to other mortgage securities.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                  MARKET
  FACE AMOUNT     SECURITY                                                                        VALUE
---------------   ------------------------------------------------------------------------   ---------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 103.6%
                  FREDDIE MAC -- 30.7% (1)
                  Fixed-rate
 $  4,982,385     6.00%, due 1/1/29 ......................................................    $  4,846,209
   10,000,000     6.50% 30 Year, due date to be announced ................................       9,942,578
    2,095,828     7.50%, due date 11/1/27 to 1/1/28 ......................................       2,151,975
                                                                                              ------------
                                                                                                16,940,762
                                                                                              ------------
                  FANNIE MAE -- 41.3% (1)
                  Fixed-rate
    9,874,418     6.00%, due 1/1/14 to 3/1/29 ............................................       9,635,778
    7,217,482     6.50%, due 6/1/13 to 11/1/28 ...........................................       7,243,554
      730,663     6.98%, due 6/1/07 ......................................................         763,645
    5,000,001     7.00%, due 12/1/07 to 3/1/08 ...........................................       5,108,541
                                                                                              ------------
                                                                                                22,751,518
                                                                                              ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 31.2% (1)
                  Fixed-rate
    7,121,230     7.00%, due 3/15/26 to 1/15/28 ..........................................       7,234,877
    4,299,359     7.50%, due 9/15/28 .....................................................       4,428,551
                  Adjustable-rate
    2,433,341     5.50%, due 6/20/28 .....................................................       2,466,308
      411,811     6.125%, due 11/20/17 to 12/20/17 .......................................         419,430
    1,005,599     6.625%, due 8/20/17 to 8/20/18 .........................................       1,025,628
    1,598,569     6.875%, due 3/20/16 to 4/20/22 .........................................       1,629,276
                                                                                              ------------
                                                                                                17,204,070
                                                                                              ------------
                  U.S. TREASURY NOTES -- 0.4%
      175,000     5.875%, due 7/31/99 (2) ................................................         175,711
       40,000     6.375%, due 5/15/99 (2) ................................................          40,081
                                                                                              ------------
                                                                                                   215,792
                                                                                              ------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $57,223,788)...........      57,112,142
                                                                                              ------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 16.4% (1)
    2,000,000     First Union-Lehman Brothers-Bank of America Commercial Mortage Trust
                  6.56%, due 11/18/08 ....................................................       2,025,333
    2,000,000     GMAC Commercial Mortgage Securities 6.42%, due 8/15/08 .................       2,006,854
    5,000,000     Nomura Asset Securities Corporation Commercial Mortgage Trust 6.59%, due
                  3/17/28 ................................................................       5,017,872
                                                                                              ------------
                  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (COST $9,149,637).......................................................       9,050,059
                                                                                              ------------
                  TOTAL INVESTMENTS (COST $66,373,425)--120.0%............................      66,162,201
                                                                                              ------------
                  FORWARD SALES -- (14.1%)
   (8,000,000)    Fannie Mae 6.00%, due date to be announced (3) .........................      (7,773,125)
                                                                                              ------------
                                                                                                (7,773,125)
                                                                                              ------------
                  LIABILITIES LESS CASH AND OTHER ASSETS -- (5.9%) .......................      (3,263,279)
                                                                                              ------------
                  NET ASSETS -- 100.0% ...................................................    $ 55,125,797
                                                                                              ============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) Security is held as collateral by Carr Futures, Inc.
(3) The forward sale position represents the unsettled sale of securities held by the Fund.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $66,373,425) (Note 1).......................   $ 66,162,201
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................         17,063
   Subscriptions .........................................................................         63,068
   Interest ..............................................................................        328,063
   Securities sold .......................................................................     17,778,394
   Prepaid expenses ......................................................................          5,547
                                                                                             ------------
    TOTAL ASSETS .........................................................................     84,354,336
                                                                                             ------------
LIABILITIES
 Bank overdraft ..........................................................................      1,402,577
 Forward sales at market value (proceeds $7,760,000)......................................      7,773,125
 Payables:
   Securities purchased ..................................................................     19,911,736
   Redemptions ...........................................................................         65,098
   Distributions .........................................................................          8,417
 Due to Advisor (Note 3) .................................................................         33,945
 Accrued expenses ........................................................................         33,641
                                                                                             ------------
    TOTAL LIABILITIES ....................................................................     29,228,539
                                                                                             ------------
NET ASSETS
 (Applicable to outstanding shares of 5,559,865; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................   $ 55,125,797
                                                                                             ============
 Net asset value, offering price and redemption price per share ($55,125,797 / 5,559,865).   $       9.91
                                                                                             ============
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 55,613,189
 Overdistribution of net investment income ...............................................       (134,448)
 Accumulated net realized loss on investments and futures contracts ......................       (205,949)
 Net unrealized depreciation of investments and forward sales ............................       (224,349)
 Net unrealized appreciation of futures contracts ........................................         77,354
                                                                                             ------------
    NET ASSETS ...........................................................................   $ 55,125,797
                                                                                             ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
  Interest and discount earned, net of premium amortization and interest expense ($20,002)
   (Note 1) ..............................................................................  $3,077,235
EXPENSES
  Advisory fees (Note 3) .................................................................     355,620
  Accounting and pricing services fees ...................................................      40,922
  Custodian fees .........................................................................      20,350
  Audit & tax preparation fees ...........................................................      14,402
  Legal fees .............................................................................      10,381
  Transfer agent fees ....................................................................      28,175
  Registration fees ......................................................................      21,002
  Trustees fees and expenses .............................................................      29,452
  Insurance ..............................................................................       4,722
  Other ..................................................................................       5,474
                                                                                            ----------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     530,500
   Expenses reimbursed by Advisor (Note 3) ...............................................     (83,434)
                                                                                            ----------
   NET EXPENSES ..........................................................................     447,066
                                                                                            ----------
   NET INVESTMENT INCOME .................................................................   2,630,169
                                                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments and futures contracts .................................     247,095
  Change in unrealized depreciation of investments and futures contracts .................    (209,534)
                                                                                            ----------
  Net realized and unrealized gain on investments and futures contracts ..................      37,561
                                                                                            ----------
  Net increase in net assets resulting from operations ...................................  $2,667,730
                                                                                            ==========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                               YEAR ENDED       YEAR ENDED
                                                                             MARCH 31, 1999   MARCH 31, 1998
                                                                            ---------------- ---------------
OPERATIONS
 Net investment income ....................................................  $   2,630,169    $   2,175,424
 Net realized gain on investments .........................................        247,095        1,835,038
 Change in unrealized depreciation of investments .........................       (209,534)         (73,907)
                                                                             -------------    -------------
 Net increase in net assets resulting from operations .....................      2,667,730        3,936,555
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................     (2,630,169)      (2,175,424)
 Dividends in excess of net investment income .............................             --          (10,140)
 Distributions from net realized gains on investments .....................       (576,411)        (880,968)
                                                                             -------------    -------------
 Total distributions ......................................................     (3,206,580)      (3,066,532)
                                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................     45,066,774       34,884,833
 Shares issued on reinvestment of distributions ...........................      3,096,717        1,570,705
 Shares redeemed ..........................................................    (31,140,723)     (36,419,207)
                                                                             -------------    -------------
 Increase in net assets resulting from capital share transactions (a) .....     17,022,768           36,331
                                                                             -------------    -------------
   TOTAL INCREASE IN NET ASSETS ...........................................     16,483,918          906,354
NET ASSETS
 Beginning of period ......................................................     38,641,879       37,735,525
                                                                             -------------    -------------
 End of period ............................................................  $  55,125,797    $  38,641,879
                                                                             =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................      4,529,253        3,494,156
 Shares issued on reinvestment of distributions ...........................        311,881          157,456
 Shares redeemed ..........................................................     (3,146,761)      (3,664,130)
                                                                             -------------    -------------
 Net increase (decrease) ..................................................      1,694,373          (12,518)
 Beginning balance ........................................................      3,865,492        3,878,010
                                                                             -------------    -------------
 Ending balance ...........................................................      5,559,865        3,865,492
                                                                             =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.



                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                     ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................   $    10.00       $     9.73       $    10.01       $     9.83       $    10.01
                                       ----------       ----------       ----------       ----------       ----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............         0.525            0.590            0.599            0.660            0.664
 Net realized and unrealized
   (loss) gain on investments ......         0.030            0.419          ( 0.024)           0.277          ( 0.049)
                                       -----------      -----------      -----------      -----------      -----------
 Total from investment
   operations ......................         0.555            1.009            0.575            0.937            0.615
                                       -----------      -----------      -----------      -----------      -----------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income ..........................       ( 0.515)         ( 0.561)         ( 0.604)         ( 0.656)         ( 0.664)
 Dividends in excess of net
   investment income ...............            --               --               --               --          ( 0.108)
 Distributions from net realized
   gains on investments ............       ( 0.130)         ( 0.178)         ( 0.251)         ( 0.101)              --
 Distributions in excess of net
   realized gains on
   investments .....................            --               --               --               --          ( 0.022)
                                       -----------      -----------      -----------      -----------      -----------
   Total distributions .............       ( 0.645)         ( 0.739)         ( 0.855)         ( 0.757)         ( 0.794)
                                       -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD .....   $     9.91       $    10.00       $     9.73       $    10.01       $     9.83
                                       -----------      -----------      -----------      -----------      -----------
TOTAL RETURN .......................          5.73%           10.65%            5.92%            9.69%            6.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $55,125,797      $38,641,879      $37,735,525      $36,446,940      $34,797,496
 Ratio of net expenses to
   average net assets (1) ..........          0.88%            0.88%            0.89%            0.90%            0.90%
 Ratio of net investment income
   to average net assets ...........          5.25%            5.61%            6.19%            6.49%            6.20%
 Portfolio turnover rate ...........           423%             583%             409%             193%             557%
 Ratio of expenses to average
   net assets before
   reimbursement of expenses
   by the Advisor (1) ..............          1.06%            1.13%            1.16%            1.14%            2.33%
 Ratio of net investment income
   to average net assets before
   reimbursement of expenses
   by the Advisor ..................          5.08%            5.36%            5.92%            6.26%            4.77%

---------
(1) Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Intermediate Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Smith Breeden Series Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund"). The Smith Breeden Trust offers shares in three series: the Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity Fund", formerly the Smith Breeden Equity Market Plus Fund), the Smith Breeden High Yield Bond Fund (the "High Yield Fund"), and the Smith Breeden Financial Services Fund (the "Financial Services Fund"). The following is a summary of accounting policies consistently followed by the Short Fund, the Intermediate Fund, the High Yield Fund, the U.S. Equity Fund and the Financial Services Fund (collectively, the "Funds").

A. SECURITY VALUATION: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, a Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Funds' custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar (same type and coupon) securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. Each Fund intends to continue to qualify for and elect the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Funds of Federal income taxes. To so qualify, the Funds intend to distribute substantially all net investment income and net realized capital gains, if any, less any available capital loss carryforward. The following table summarized the available capital loss carryforwards for each Fund.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

                                       CAPITAL LOSS        CAPITAL LOSS       CAPITAL LOSS
                                       CARRYFORWARD        CARRYFORWARD       CARRYFORWARD
FUND                                EXPIRES 3/31/2004   EXPIRES 3/31/2005   EXPIRES 3/31/2007
---------------------------------- ------------------- ------------------- ------------------
      Short Duration Fund ........       $658,505            $829,556           $      0
      Intermediate Duration Fund .              0                   0            126,641
      U.S. Equity Fund ...........              0                   0                  0
      Financial Services Fund ....              0                   0            196,832
      High Yield Bond Fund .......              0                   0                  0

F. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OPERATING EXPENSES:
Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on fixed-income securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trusts are generally allocated among the funds comprising the Trusts based on the ratio of net assets of each Fund to the combined net assets of each Trust. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING: The Short Fund, Intermediate Fund, and U.S. Equity Fund use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in the Funds' net asset values relative to the Funds' targeted option-adjusted durations. The Financial Services Fund uses S&P 500 futures contracts for risk management purposes in order to manage the Fund's equity market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The Short Fund had the following open futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............      43       Short    June, 1999           $   7,791
10 Year Treasury ...........     113       Short    June, 1999              53,226
3 Month Eurodollar .........      31       Short    June, 1999              (1,140)
3 Month Eurodollar .........      55       Short    September, 1999         (9,898)
3 Month Eurodollar .........      12       Long     December, 1999          (6,054)
3 Month Eurodollar .........      12       Long     March, 2000            (10,004)
3 Month Eurodollar .........      12       Long     June, 2000             (10,891)
3 Month Eurodollar .........      12       Long     September, 2000        (11,429)
3 Month Eurodollar .........      12       Long     December, 2000         (10,541)
3 Month Eurodollar .........      12       Long     March, 2001            (11,429)
3 Month Eurodollar .........      12       Long     June, 2001             (11,729)
3 Month Eurodollar .........      62       Long     September, 2001         94,284
3 Month Eurodollar .........      12       Long     December, 2001         (10,529)
3 Month Eurodollar .........      12       Long     March, 2002            (11,980)
3 Month Eurodollar .........      12       Long     June, 2002             (12,305)
3 Month Eurodollar .........      12       Long     September, 2002        (12,342)
3 Month Eurodollar .........      12       Long     December, 2002         (10,804)
3 Month Eurodollar .........      12       Long     March, 2003            (12,241)
3 Month Eurodollar .........      12       Long     June, 2003             (12,316)
3 Month Eurodollar .........      12       Long     September, 2003        (12,316)
3 Month Eurodollar .........      12       Long     December, 2003         (10,841)
3 Month Eurodollar .........      12       Long     March, 2004            (11,804)
3 Month Eurodollar .........      12       Long     June, 2004             (11,879)
3 Month Eurodollar .........      12       Long     September, 2004        (12,079)
3 Month Eurodollar .........      12       Long     December, 2004         (10,854)
3 Month Eurodollar .........      12       Long     March, 2005            (11,579)
3 Month Eurodollar .........      12       Long     June, 2005             (11,654)
3 Month Eurodollar .........      12       Long     September, 2005        (11,479)
3 Month Eurodollar .........       4       Long     December, 2005          (1,168)
3 Month Eurodollar .........       2       Long     March, 2006               (559)
                                                                         ---------
                                                    Total               ($ 116,543)
                                                                         =========

The Intermediate Fund had the following open futures contracts as of March 31, 1999:



                            NUMBER OF                EXPIRATION    UNREALIZED
TYPE                        CONTRACTS   POSITION       MONTH       GAIN/(LOSS)
-------------------------- ----------- ---------- --------------- ------------
5 Year Treasury ..........     32        Long     June, 1999       ($ 10,246)
10 Year Treasury .........     82        Short    June, 1999          87,600
                                                                    --------
                                                  Total             $ 77,354
                                                                    ========

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The U.S. Equity Fund had the following open interest-rate futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............     126       Short    June, 1999           $  18,527
10 Year Treasury ...........      81       Short    June, 1999              60,409
3 Month Eurodollar .........     185       Long     June, 1999              31,543
3 Month Eurodollar .........     166       Short    September, 1999       (214,510)
3 Month Eurodollar .........      18       Short    December, 1999           7,819
3 Month Eurodollar .........      55       Short    March, 2000            (31,048)
3 Month Eurodollar .........      18       Short    June, 2000              15,032
3 Month Eurodollar .........     127       Short    September, 2000       (164,284)
3 Month Eurodollar .........      18       Short    December, 2000          14,007
3 Month Eurodollar .........      49       Short    March, 2001             (3,208)
3 Month Eurodollar .........      18       Short    June, 2001              15,132
3 Month Eurodollar .........     123       Short    September, 2001       (148,704)
3 Month Eurodollar .........      18       Short    December, 2001          12,769
3 Month Eurodollar .........      48       Short    March, 2002              3,059
3 Month Eurodollar .........      18       Short    June, 2002              15,494
3 Month Eurodollar .........     117       Short    September, 2002        (35,589)
3 Month Eurodollar .........      18       Short    December, 2002          13,369
3 Month Eurodollar .........      62       Short    March, 2003             (3,129)
3 Month Eurodollar .........      18       Short    June, 2003              15,544
3 Month Eurodollar .........     102       Short    September, 2003         35,204
3 Month Eurodollar .........      16       Short    December, 2003          10,803
3 Month Eurodollar .........      65       Short    March, 2004              9,645
3 Month Eurodollar .........      16       Short    June, 2004              12,803
3 Month Eurodollar .........      16       Short    September, 2004         13,103
3 Month Eurodollar .........      16       Short    December, 2004          11,678
3 Month Eurodollar .........     135       Short    March, 2005             26,768
3 Month Eurodollar .........      16       Short    June, 2005              13,003
3 Month Eurodollar .........      13       Short    September, 2005         11,167
3 Month Eurodollar .........       4       Short    December, 2005           2,007
3 Month Eurodollar .........      78       Short    March, 2006             18,424
3 Month Eurodollar .........      24       Short    March, 2007              8,292
                                                                         ---------
                                                    Total               ($ 204,874)
                                                                         =========

The Financial Services Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                   NUMBER OF                                 UNREALIZED
TYPE               CONTRACTS   POSITION   EXPIRATION MONTH   GAIN/(LOSS)
----------------- ----------- ---------- ------------------ ------------
S&P 500 .........     7         Short      June, 1999        ($ 57,627)
                                                              --------
                                               Total         ($ 57,627)
                                                              ========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contract themselves, and of the securities that are the subject of a hedge.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
B. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES: The U.S. Equity Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The U.S. Equity Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                     NUMBER OF              EXPIRATION   UNREALIZED
TYPE                 CONTRACTS   POSITION      MONTH     GAIN/(LOSS)
------------------- ----------- ---------- ------------ ------------
  S&P 500 .........    580        Long     June, 1999    $1,787,863
                                                         ----------
                                              Total      $1,787,863
                                                         ==========

C. ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES POSITIONS: The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 1999 was:



FUND                             ASSETS PLEDGED
------------------------------- ---------------
  Short Fund ..................   $   353,496
  Intermediate Fund ...........       215,792
  U.S. Equity Fund ............    11,246,155
  Financial Services Fund .....       115,500

E. INTEREST-RATE SWAP CONTRACTS: The Funds may use interest-rate swap contracts to help manage interest-rate risk. Interest-rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest-rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest-rate swaps do not involve the exchange of principal between the parties. The Funds will not enter into interest-rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest-rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap contract will be delayed, or not received at all. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the interest-rate swaps, and may realize a loss. The Funds recognize gains and losses under interest-rate swap contracts as realized gains or losses on investments upon sale of the swap contracts.

As of March 31, 1999, the Short Fund had two open interest-rate swap contracts. In each of the contracts, the Short Fund has agreed to pay a fixed rate and receive a floating rate. The Short Fund's interest-rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Fund receiving or paying, as the case may be, only the net amount of the two payments. The floating rate on the contracts resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). The Short Fund's interest payable on the interest-rate swap contracts as of March 31, 1999 was $57,776. No collateral is required under these contracts.

F. INTEREST-RATE CAP CONTRACTS: The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Fund had one interest-rate cap contract open at March 31, 1999.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
G. OPTIONS ON INTEREST-RATE SWAP CONTRACTS: The Funds may enter into over-the-counter transactions swapping interest rates, or purchase options to enter into such contracts. Purchased options on interest-rate swap contracts ("swaptions") give the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement.

As of March 31, 1999, the U.S. Equity Fund had two open swaptions. In each of the contracts, the Fund has paid a sum of money, called a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. If the swaptions are exercised, the Fund will enter into a swap either to pay a specified fixed interest rate in return for receiving a floating rate, or receive a fixed rate in return for paying a floating rate, based on the respective contracts, or both. The floating rate on the swap contracts as specified in the swaption agreements resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). If the counterparty to the swaption transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that the interest rate swap or swaption contract counterparty will be able to meet its obligation under the contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swaption, or swap contracts should the swaptions be exercised. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the swaptions, and may realize a loss. The Fund recognizes gains and losses under swaptions as realized gains or losses on investments upon sale or expiration of the contracts.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a fee computed daily and payable monthly at a fixed annual rate based on the Funds' average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Funds through August 1, 1999 so that total direct and indirect operating expenses do not exceed the percentages listed below of each fund's average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses to these levels until August 1, 1999. The table below lists the fees received by the Advisor and the expenses reimbursed by the Advisor to each Fund during the year ending March 31, 1999.

                                 NET EXPENSE   FEES RECEIVED   EXPENSES REIMBURSED
FUND                                RATIO        BY ADVISOR        BY ADVISOR
------------------------------- ------------- --------------- --------------------
      Short Fund ..............      0.78%       $  508,343         $ 155,616
      Intermediate Fund .......      0.88%          355,620            83,434
      U.S. Equity Fund ........      0.88%        1,090,372           251,051
      Financial Services Fund .      1.48%          107,863           117,431
      High Yield Bond Fund ....      0.98%            6,058            50,547

The Funds have adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, which may come out of the advisory fee, to dealers and other persons at the annual rate of up to 0.25% of each Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- CONTINUED Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1999 purchases and proceeds from sales of securities, other than short-term investments, aggregated:



                                  PURCHASES OF       PROCEEDS FROM
FUND                               SECURITIES     SALES OF SECURITIES
------------------------------- ---------------- --------------------
  Short Fund ..................  $ 257,690,659       $ 254,290,486
  Intermediate Fund ...........    259,809,711         229,277,078
  U.S. Equity Fund ............    875,819,709         790,168,109
  Financial Services Fund .....     11,055,264           8,877,443
  High Yield Bond Fund ........      2,398,197             213,563

The cost of securities held for Federal tax purposes, and the net unrealized appreciation (depreciation) of investments, short sales and futures contracts is as follows:



                                COST OF SECURITIES                                          NET UNREALIZED
                                  FOR FEDERAL TAX    GROSS UNREALIZED   GROSS UNREALIZED     APPRECIATION
FUND                                 PURPOSES          APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------ -------------------- ------------------ ------------------ -----------------
 Short Fund ..................     $ 93,524,013         $ 1,102,601      ($  3,534,330)     ($  2,431,729)
 Intermediate Fund ...........       66,373,425             213,025           (360,020)          (146,995)
 U.S. Equity Fund ............      246,631,334           2,443,797         (1,376,620)         1,067,177
 Financial Services Fund .....        8,654,885             503,012           (462,793)            40,219
 High Yield Bond Fund ........        2,195,739              46,929           (121,573)           (74,644)

5. CREDIT FACILITY

The High Yield Bond Fund and the Financial Services Funds have available unsecured lines of credit from Bank of New York, the Funds' custodian. Total borrowing allowed under the lines of credit is limited to the lesser of:

a) The amount of the line of credit;

b) 33 1/3% of the amount by which each Fund's total assets exceed each Fund's total liabilities at the time a borrowing request is made;

c) The maximum amount the Funds are permitted to borrow under the Investment Company Act of 1940, as amended; or

d) The maximum amount the Bank of New York is permitted to loan to the Funds under regulations promulgated by the Board of Governors of the Federal Reserve System.

The Financial Services Fund pays a fee of 0.15% per annum, and the High Yield Fund pays a fee of 0.25% per annum on the total line of credit, whether used or unused. In addition, the Financial Services Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1%, and the High Yield Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1 1/4%, on amounts borrowed under the lines of credit. The total amount of the line of credit is $2,500,000 for the Financial Services Fund and $1,000,000 for the High Yield Bond Fund. As of March 31, 1999, the Financial Services Fund had borrowed $2,125,000 and the High Yield Bond Fund had borrowed $60,000 under the Funds' respective lines of credit.

                SMITH BREEDEN SERIES FUND
                       FORM N-1A
               PART C.  OTHER INFORMATION

   Item 23.  Exhibits.

(a)      Declaration of Trust: Incorporated by Reference
(b)      By-Laws: Incorporated by Reference
(c)      Instruments Defining Rights of Security Holders:
	    Incorporated by Reference
(d)      Form of Investment Advisory Agreement
            for Smith Breeden Series Fund: Incorporated by
	    Reference
(e)      Form of Underwriting or Distribution
            Agreement: Incorporated by Reference
(f)      Bonus, Profit Sharing, Pension and Other
            Similar Arrangements: Not Applicable
(g)      Custodian Agreement: Incorporated by Reference
(h)      Other Material Contracts:
	   Shareholder Services Agreement: Incorporated by
             Reference
           Accounting Services Agreement: Incorporated by
             Reference
(i)      Legal Opinion:  Incorporated by Reference to
	     Pre-Effective Amendment No. 1 filed on
	     November 26, 1991.
(j)      Other Opinions:
	    Independent Auditors' Consent
(k)      Financial Statements Omitted from Item 22:
            Not Applicable
(l)      Initial Capital Agreements: Incorporated by
	    Reference
(m)      Form of Rule 12b-1 Plan for Smith Breeden
	    Series Fund: Incorporated by Reference
(n)      Financial Data Schedule: Not Applicable
(o)	 Rule 18f-3 Multi-Class Plan: Not Applicable


Item 24. Persons Controlled by or under Common Control with Registrant.

   As of 6/30/99, there were no persons controlled by or under common control with the Smith Breeden Short
Duration U.S. Government Fund.  Webster Financial of
Waterbury, Connecticut may be deemed to control the Smith Breeden Intermediate Duration U.S. Government Fund by virtue of owning 29.56% of the outstanding shares of the Fund as of 6/30/99.

Item 25.  Indemnification.

Reference is made to Article IV, Sections 4.2 and 4.3 of
Registrant's Declaration of Trust (Exhibit 1(a)) with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 26.  Business and Other Connections of Adviser.

Smith Breeden Associates, Inc. (the "Adviser") acts as investment adviser to financial institutions, insurance, pension, charitable foundation clients and other registered investment companies. For a description of the officers and directors of the Adviser and their business affiliations, see "Management of the Fund" in the Prospectus contained within this Registration Statement.

   Item 27.  Principal Underwriters

    (a) First Data Distributors, Inc. ("FDDI"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

	BT Insurance Funds Trust
	CT&T Funds
	First Choice Funds Trust
	Forward Funds, Inc.
	The Galaxy Fund
	Galaxy Fund II
	The Galaxy VIP Fund
	The Govett Funds, Inc.
	IAA Trust Asset Allocation Fund, Inc.
	IAA Trust Growth Fund, Inc.
	IAA Trust Taxable Fixed Income Series Fund, Inc.
	IAA Trust Tax Exempt Bond Fund, Inc.
	IBJ Funds Trust
	ICM Series Trust
	Light Index Funds, Inc.
	LKCM Funds
	Matthews International Funds
	McM Funds
	Metropolitan West Funds
	Panorama Trust
	The Potomac Funds
	Rembrandt Funds
	RWB/WPG U.S. Large Stock Fund
	Smith Breeden Series Fund
	Smith Breeden Trust
	The Stratton Funds, Inc.
	Stratton Growth Fund, Inc.
	Stratton Monthly Dividend REIT Shares, Inc.
	Tomorrow Funds Retirement Trust
	Trainer, Wortham First Mutual Funds
	Undiscovered Managers Funds
	Weiss, Peck & Greer Funds Trust
	Weiss, Peck & Greer International Fund
	Wilshire Target Funds, Inc.
	WorldWide Index Funds
	WPG Growth Fund
	WPG Growth and Income Fund
	WPG Tudor Fund

    (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

NAME AND PRINCIPAL     POSITION AND OFFICES   POSITION AND
BUSINESS ADDRESS        WITH UNDERWRITER      OFFICES WITH
                                               REGISTRANT

Robert Guillocheau        Director		 None
4400 Computer Drive
Westborough, MA  01581

Francis Koudelka	President & Chief	 None
4400 Computer Drive	Executive Officer
Westborough, MA  01581

Jack Kutner		  Director		 None
4400 Computer Drive
Westborough, MA  01581

Scott Hacker		Vice President,		 None
4400 Computer Drive	Treasurer & Chief
Westborough, MA  01581	Compliance Officer

Bruno DiStefano		Vice President		 None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Sue Moscaritolo		Vice President		 None
4400 Computer Drive
Westborough, MA  01581

Bernard Rothman		Vice President		 None
4400 Computer Drive
Westborough, MA  01581

Christine Ritch		Chief Legal Officer	 None
4400 Computer Drive	and Clerk
Westborough, MA  01581

Bradley Stearns		Assistant Clerk		 None
4400 Computer Drive
Westborough, MA  01581

  (c) Not Applicable.


Item 28.  Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices.

  (1) First Data Investor Services, Inc., 3200 Horizon
       Drive, P. O. Box 61503, King of Prussia, PA
       19406-0903
  (2) Smith Breeden Associates, Inc., 100 Europa Drive,
       Suite 200, Chapel Hill, NC 27514

Item 29.  Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings.

  (a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (b) The registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.


                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration
Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, and the State of North Carolina, on the 30th day of July, 1999.


                                 SMITH BREEDEN SERIES FUND


                                 By
                                      Michael J. Giarla
                                      President




Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    SIGNATURE             TITLE                   DATE

Michael J. Giarla   President, Principal      July 30, 1999
                      Executive Officer,
			and Trustee

Douglas T. Breeden*      Trustee              July 30, 1999

Stephen M. Schaefer*     Trustee              July 30, 1999

Myron S. Scholes*        Trustee              July 30, 1999

William F. Sharpe*       Trustee              July 30, 1999

Marianthe S. Mewkill  Principal Financial     July 30, 1999
		     and Accounting Officer

* By Marianthe S. Mewkill, Attorney-in-Fact pursuant to power-of-attorney filed previously.